STATEMENT OF ADDITIONAL INFORMATION

June 1, 2013

Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio (formerly Columbia LifeGoal® Balanced Growth Portfolio)
Class A: NBIAX	Class B: NLBBX	Class C: NBICX
Class K: CAMKX	Class R: CLBRX	Class R4: CGBRX
Class R5: CLHRX	Class T: CGGTX	Class Y(c): CPHNX
Class Z: NBGPX
Columbia Capital Allocation Moderate Conservative Portfolio (formerly Columbia LifeGoal® Income and Growth Portfolio)
Class A: NLGAX	Class B: NLIBX	Class C: NIICX
Class K: CCAKX	Class R: CLIRX	Class R4: CHWRX
Class R5: CLRRX	Class Y(c): CPDGX	Class Z: NIPAX
Columbia LifeGoal® Growth Portfolio
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX
Class K: CGRUX	Class R: CLGRX	Class R4: CWPRX
Class R5: CGPRX	Class Z: NGPAX
Columbia Masters International Equity Portfolio
Class A: CMTAX	Class B: CMTBX	Class C: CMTCX
Class R: CMERX	Class Z: CMTZX
Columbia Funds Series Trust II
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class R4: CARCX	Class W: RACWX
Class Y: CABYX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B(a): CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B(a): CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B(a): CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A(b): CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class R4: CATRX	Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class R4(c): CPDAX
Class R5(c): CPANX	Class Y(c): CPDIX	Class Z: CPAZX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class R4(c): CPCYX
Class R5(c): CPAOX	Class Y(c): CPDHX	Class Z: CBVZX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class R4(c): CPCZX
Class R5(c): CPAMX	Class Y(c): CPDMX	Class Z: CBMZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class R4: CCOMX	Class W: CCSWX
Class Z: CCSZX

Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Clas R4: CEBSX	Class R5: CEKRX	Class W: REMWX
Class Y: CEKYX	Class Z: CMBZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Y: CEVYX	Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R4: CFLRX	Class R5: RFRFX	Class W: RFRWX
Class Z: CFRZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Y: CGBYX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Opportunities Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class R4: CSDRX
Class R5: CLNRX	Class Z: CSAZX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class R4: CNMRX
Class R5: CKKRX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class R4: CPPRX	Class R5: CEPRX	Class W: CIOWX
Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class R5: CFSRX	Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R4: CLCQX	Class R5: RSIPX	Class W: RDEWX
Class Z: CCRZX

Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class R5: CQURX	Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class R4: CDLRX
Class R5: CTLRX	Class W: RLDWX	Class Y: CLDYX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class R5: CTXRX	Class Z: CCMZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Y(c): CPHPX	Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class R4: CLONX	Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: CMRXX
Class W: RCWXX	Class Z: IDYXX

Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R4: CRRIX	Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R4: CCHRX	Class R5: SGTTX	Class Z: CSGZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

Prior to October 25, 2012, certain of the Class K shares were known as Class R4 and prior to October 31, 2012, certain of the Class R4 shares were known as Class R3.

(a)	Class is available for exchange only.

(b)	Class A Shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

(c)	Class is available effective June 14, 2013.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages, which are series of Columbia Funds Series Trust (“CFST”) or Columbia Funds Series Trust II (“CFST II” and, together with CFST, the “Trusts”), as indicated. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “distributor”). Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – June 1, 2013

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 54
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 63
Valuing Fund Shares	p. 64
Performance Information	p. 65
Portfolio Holdings Disclosure	p. 65
Proxy Voting	p. 68
Investing in a Fund	p. 70
Selling Shares	p. 73
Pay-out Plans	p. 74
Capital Loss Carryover	p. 74
Taxes	p. 77
Investment Management and Other Services	p. 83
Investment Management Services	p. 83

Administrative Services	p. 112
Transfer Agency Services	p. 115
Plan Administration Services	p. 115
Distribution Services	p. 116
Distribution and Servicing Plans	p. 118
Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest	p. 123
Additional Selling Agent Payments	p. 126
Custodian Services	p. 128
Board Services Corporation	p. 128
Organization and Management of Wholly-Owned Subsidiaries	p. 128
Organizational Information	p. 131
Trustees and Officers	p. 135
Control Persons and Principal Holders of Securities	p. 156
Information Regarding Pending and Settled Legal Proceedings	p. 186
Independent Registered Public Accounting Firm	p. 187
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Sales Charge Waivers	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1
Appendix S: More Information About Choosing A Share Class	p. S-1

Statement of Additional Information – June 1, 2013	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 4
2.	Fundamental Policies	p. 5

3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 57
5.	Brokerage Directed for Research, and Turnover Rates	p. 59
6.	Securities of Regular Brokers or Dealers	p. 61
7.	Class A — Initial Sales Charge	p. 71
8.	Public Offering Price	p. 72
9.	Capital Loss Carryover	p. 74
10.	Corporate Deduction and Qualified Dividend Income	p. 79
11.	Investment Management Services Agreement Fee Schedule	p. 83
12.	PIA Indexes	p. 88
13.	Performance Incentive Adjustment Calculation	p. 88
14.	Management Fees and Nonadvisory Expenses	p. 89
15.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 92
16.	Subadvisory Fees	p. 93
17.	Portfolio Managers	p. 93

18.	Administrative Services Agreement Fee Schedule	p. 111
19.	Administrative Fees	p. 112
20.	Sales Charges Paid to Distributor	p. 115
21.	12b-1 Fees	p. 119
22.	Unreimbursed Distribution Expenses	p. 121
23.	Fund History Table	p. 132
24.	Trustees	p. 134
25.	Fund Officers	p. 139
26.	Committee Meetings	p. 143
27.	Trustee Holdings	p. 144
28.	Trustee Compensation — All Funds	p. 151
29.	Trustee Compensation — Individual Funds	p. 152
30.	Control Persons and Principal Holders of Securities	p. 155

Statement of Additional Information – June 1, 2013	Page 2

Throughout this SAI, the Funds are referred to as follows:

Columbia Absolute Return Currency and Income Fund (Absolute Return Currency and Income)
Columbia Absolute Return Emerging Markets Macro Fund (Absolute Return Emerging Markets Macro)
Columbia Absolute Return Enhanced Multi-Strategy Fund (Absolute Return Enhanced Multi-Strategy)
Columbia Absolute Return Multi-Strategy Fund (Absolute Return Multi-Strategy)
Columbia Active Portfolios – Diversified Equity Income Fund (Active Portfolios – Diversified Equity Income)
Columbia AMT-Free Tax-Exempt Bond Fund (AMT-Free Tax-Exempt Bond)
Columbia Asia Pacific ex-Japan Fund (Asia Pacific ex-Japan)
Columbia Capital Allocation Aggressive Portfolio (Capital Allocation Aggressive)
Columbia Capital Allocation Conservative Portfolio (Capital Allocation Conservative)
Columbia Capital Allocation Moderate Aggressive Portfolio (Capital Allocation Moderate Aggressive)
Columbia Capital Allocation Moderate Conservative Portfolio (Capital Allocation Moderate Conservative)
Columbia Capital Allocation Moderate Portfolio (Capital Allocation Moderate)
Columbia Commodity Strategy Fund (Commodity Strategy)
Columbia Diversified Equity Income Fund (Diversified Equity Income)
Columbia Dividend Opportunity Fund (Dividend Opportunity)
Columbia Emerging Markets Bond Fund (Emerging Markets Bond)
Columbia Equity Value Fund (Equity Value)
Columbia European Equity Fund (European Equity)
Columbia Flexible Capital Fund (Flexible Capital)
Columbia Floating Rate Fund (Floating Rate)
Columbia Global Bond Fund (Global Bond)
Columbia Global Equity Fund (Global Equity)
Columbia Global Opportunities Fund (Global Opportunities)
Columbia High Yield Bond Fund (High Yield Bond)
Columbia Income Builder Fund (Income Builder)
Columbia Income Opportunities Fund (Income Opportunities)
Columbia Inflation Protected Securities Fund (Inflation Protected Securities)
Columbia Large Core Quantitative Fund (Large Core Quantitative)
Columbia Large Growth Quantitative Fund (Large Growth Quantitative)
Columbia Large Value Quantitative Fund (Large Value Quantitative)
Columbia LifeGoal® Growth Portfolio (LifeGoal Growth)
Columbia Limited Duration Credit Fund (Limited Duration Credit)
Columbia Marsico Flexible Capital Fund (Marsico Flexible Capital)
Columbia Masters International Equity Portfolio (Masters International Equity)
Columbia Mid Cap Value Opportunity Fund (Mid Cap Value Opportunity)
Columbia Minnesota Tax-Exempt Fund (Minnesota Tax-Exempt)
Columbia Money Market Fund (Money Market)
Columbia Multi-Advisor Small Cap Value Fund (Multi-Advisor Small Cap Value)
Columbia Recovery and Infrastructure Fund (Recovery and Infrastructure)
Columbia Select Large-Cap Value Fund (Select Large-Cap Value)
Columbia Select Smaller-Cap Value Fund (Select Smaller-Cap Value)
Columbia Seligman Communications and Information Fund (Seligman Communications and Information)
Columbia Seligman Global Technology Fund (Seligman Global Technology)
Columbia Short-Term Cash Fund (Short-Term Cash)
Columbia U.S. Government Mortgage Fund (U.S. Government Mortgage)

The table that follows lists each fund’s fiscal year end, prospectus date and investment category. The information can be used to identify groups of funds that are referenced through this SAI.

Statement of Additional Information – June 1, 2013	Page 3

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Absolute Return Currency and Income	October 31	February 28, 2013	Alternative
Absolute Return Emerging Markets Macro	May 31	Oct. 1, 2012	Alternative
Absolute Return Enhanced Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Absolute Return Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Active Portfolios – Diversified Equity Income	May 31	Oct. 1, 2012	Equity
AMT-Free Tax-Exempt Bond	July 31(a)	Dec. 1, 2012	Tax-exempt fixed income
Asia Pacific ex-Japan	October 31	February 28, 2013	Equity
Capital Allocation Aggressive	January 31	June 1, 2013	Fund-of-funds – equity
Capital Allocation Conservative	January 31	June 1, 2013	Fund-of-funds – fixed income
Capital Allocation Moderate Aggressive	January 31(e)	June 1, 2013	Fund-of-funds – equity
Capital Allocation Moderate Conservative	January 31(e)	June 1, 2013	Fund-of-funds – fixed income
Capital Allocation Moderate	January 31	June 1, 2013	Fund-of-funds – equity
Commodity Strategy	May 31	Oct. 1, 2012	Equity
Diversified Equity Income	May 31(b)	Oct. 1, 2012	Equity
Dividend Opportunity	May 31(c)	Oct. 1, 2012	Equity
Emerging Markets Bond	October 31	February 28, 2013	Taxable fixed income
Equity Value	February 29(d)	May 27, 2011	Equity
European Equity	October 31	February 28, 2013	Equity
Flexible Capital Income	May 31	Oct. 1, 2012	Flexible
Floating Rate	July 31	Dec. 1, 2012	Taxable fixed income
Global Bond	October 31	February 28, 2013	Taxable fixed income
Global Equity	October 31	February 28, 2013	Equity
Global Opportunities	July 31(f)	Nov. 8, 2012	Flexible
High Yield Bond	May 31	Oct. 1, 2012	Taxable fixed income
Income Builder	January 31	June 1, 2013	Fund-of-funds – fixed income
Income Opportunities	July 31	Nov. 8, 2012	Taxable fixed income
Inflation Protected Securities	July 31	Nov. 8, 2012	Taxable fixed income
Large Core Quantitative Equity	July 31	Dec. 1, 2012	Equity
Large Growth Quantitative	July 31(f)	Nov. 8, 2012	Equity
Large Value Quantitative	July 31(f)	Dec. 1, 2012	Equity
LifeGoal Growth	January 31(e)	June 1, 2013	Fund-of-funds – equity
Limited Duration Credit	July 31	Dec. 1, 2012	Taxable fixed income
Marsico Flexible Capital	August 31	Jan. 1, 2013	Flexible
Masters International Equity	January 31(e)	June 1, 2013	Fund-of-funds – equity
Mid Cap Value Opportunity	May 31(a)	Oct. 1, 2012	Equity
Minnesota Tax-Exempt	July 31(g)	Dec. 1, 2012	State tax-exempt fixed income
Money Market	July 31	Dec. 1, 2012	Taxable money market
Multi-Advisor Small Cap Value	May 31	Oct. 1, 2012	Equity
Recovery and Infrastructure	April 30	Sept. 1, 2012	Equity
Select Large-Cap Value	May 31(h)	Oct. 1, 2012	Equity
Select Smaller-Cap Value	May 31(h)	Oct. 1, 2012	Equity
Seligman Communications and Information	May 31(h)	Oct. 1, 2012	Equity
Seligman Global Technology	October 31	February 28, 2013	Equity
U.S. Government Mortgage	May 31	Oct. 1, 2012	Taxable fixed income

(a)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31.

(b)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31.

(c)	The fund changed its fiscal year end in 2012 from June 30 to May 31.

(d)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29.
(e)	The fund changed its fiscal year end in 2012 from March 31 to Jan. 31.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31.

(g)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31.

Statement of Additional Information – June 1, 2013	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool. For funds investing in Underlying Funds, the Underlying Funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the Underlying Funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment policies.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Absolute Return Currency and Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Absolute Return Emerging Markets Macro	A1	B4	—	—	E9	—	G1	H1	I1	J1	—
Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Active Portfolios – Diversified Equity Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Capital Allocation Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Capital Allocation Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Capital Allocation Moderate Aggressive*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Capital Allocation Moderate Conservative*	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Capital Allocation Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Commodity Strategy	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Flexible Capital Income	A1	B4	C2	C2	E5	—	G1	H1	I1	J1	—
Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—
Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Global Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

Statement of Additional Information – June 1, 2013	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
LifeGoal Growth	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Large Core Quantitative	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Large Growth Quantitative	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Large Value Quantitative	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Marsico Flexible Capital	A4	B3	C2	C2	E11	—	G1	H1	I1	J1	—
Masters International Equity	A5	B6	C2	C2	E6	—	G3	H3	I2	J3	—
Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Recovery and Infrastructure	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Seligman Global Technology	A3	B5	—	—	E8	—	G2	H2	J2	J2	K2
U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

	A5 –	The fund may not purchase or sell real estate, except the fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

B.	Buy or sell physical commodities*
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Statement of Additional Information – June 1, 2013	Page 6

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Commodity Strategy from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

	B6 –	The fund may not purchase or sell commodities, except that the fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the fund.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate*
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

	E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

Statement of Additional Information – June 1, 2013	Page 7

	E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Commodity Strategy’s counterparties in commodities-related transactions.

	E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the fund.

	E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E9 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

*   For purposes of applying the limitation set forth in the concentration policies, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Statement of Additional Information – June 1, 2013	Page 8

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –

The fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the fund.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	I2 –	The fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the fund.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the fund.

K.	Buy on margin/sell short
	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Seligman Communications and Information, Seligman Global Technology, Select Large-Cap Value and Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

Statement of Additional Information – June 1, 2013	Page 9

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For Active Portfolios – Diversified Equity Income, Diversified Equity Income, Dividend Opportunity, Equity Value, Flexible Capital Income, Floating Rate, High Yield Bond, Income Opportunities, Inflation Protected Securities, Large Core Quantitative, Large Growth Quantitative, Large Value Quantitative, Mid Cap Value Opportunity, Multi-Advisor Small Cap Value, Recovery and Infrastructure, Select Large-Cap Value, Select Smaller-Cap Value, Seligman Communications and Information and Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Capital Allocation Moderate Aggressive, Capital Allocation Moderate Conservative, LifeGoal Growth and Masters International Equity:

•	The fund may not, as a matter of non-fundamental policy, sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

In adhering to the foregoing fundamental and nonfundamental investment restrictions and policies applicable to Commodity Strategy, Columbia Management will treat any assets of the Subsidiary generally as if the assets were held directly by the fund.

Statement of Additional Information – June 1, 2013	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	— C	—	— D	—	—	—
Corporate bonds	—	—	—	—	E	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	F	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	G	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	— H	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	I	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— J	—	— J	—

Statement of Additional Information – June 1, 2013	Page 11

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	K	K	—	K	—	K	K
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants and Rights	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Multi-Advisor Small Cap Value.

B.	The following fund is not authorized to invest in common stock: U.S. Government Mortgage.

C.	The following fund is not authorized to invest in convertible securities: Commodity Strategy.

D.	The following funds are not authorized to invest in convertible securities: U.S. Government Mortgage.

E.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible and equity funds are authorized to invest in floating rate loans: Commodity Strategy and Global Opportunities.

G.	The following flexible and equity funds are authorized to invest in inverse floaters: Commodity Strategy and Global Opportunities.

H.	The following fund is not authorized to lend portfolio securities: Flexible Capital Income.

I.	The following flexible and equity funds are authorized to invest in mortgage dollar rolls: Global Opportunities and Columbia Commodity Strategy.

J.	The following funds are not authorized to invest in preferred stock: AMT-Free Tax-Exempt Bond and U.S. Government Mortgage.

K.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – June 1, 2013	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

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Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to liquidity risk and counterparty risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative

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with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument),

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hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

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Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the

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investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

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Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates.

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These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the

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interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting

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rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage- backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of underlying funds with small amounts of assets.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

For funds that invest in a Subsidiary, certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income”, by investing

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indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment

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standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy

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generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

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When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Commodity-Linked Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of

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financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to

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induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

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A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements may be exempt from provisions of the CEA and therefore, are not regulated as commodity interests under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

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Commodity-Linked Swaps. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

CFTC Regulation. Effective January 1, 2013, each of Absolute Return Enhanced Multi-Strategy, Absolute Return Multi-Strategy and Commodity Strategy no longer qualifies for an exemption from registration as a commodity pool under CFTC Rule 4.5. Accordingly, each such fund is a commodity pool under the CEA and the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to these funds effective January 1, 2013. Unless the CFTC’s and SEC’s overlapping regulations on matters such as disclosure, reporting and recordkeeping are harmonized, the nature and extent of the impact of the new CFTC requirements on these Funds is uncertain. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each of the other Funds listed on the cover of this SAI is deemed not to be a commodity pool under the CEA and has filed a notice of exclusion under Rule 4.5.

Accordingly, the Investment Manager is not subject to registration or regulation as a commodity pool operator under the CEA with respect to these funds. To remain eligible for the exclusion, each of the funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps truncations. In the even that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a commodity pool operator with the CFTC with respect to that fund. The Investment Manager’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of a fund’s investments in commodity interests, the purpose of such investments and the manner in which the fund holds out its use of commodity interests. Each such fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the fund in a manner that would permit the Investment Manager to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256

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contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the fund’s prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income,

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thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed, ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

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ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other

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securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for

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delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

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Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the

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security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated

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securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Investment in Wholly-Owned Subsidiaries

In accordance with its prospectus, Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest all or a portion of its assets in one or more of its wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must maintain less than 25% of its total assets in the Subsidiary at the end of every quarter. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also invests in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

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The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to the Fund’s investment management services agreement with Columbia Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Addendum to the investment management services agreement, Columbia Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Fund has contracted with its service providers to also provide custody and administration services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.

Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk,” under “RISKS” above.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in

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accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

The funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for

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privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US

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LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

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Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

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Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Inflation Rate Swaps. An inflation, or Consumer Price Index (CPI), swap is a fixed maturity, over-the-counter derivative in which one party receives the “realized” rate of inflation as measured by the CPI or another inflation index over the life of the swap. The other party, in turn, pays a fixed annualized rate of return over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields

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of similar maturities at the initiation of the swap. CPI swaps are often structured in “bullet” format, where all cash flows are exchanged at maturity. Inflation swaps may be less liquid than interest rate swaps.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts. Similar transactions can be entered into with respect to inflation rates such as the Consumer Price Index.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet

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certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s)

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and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Credit Risk, Issuer Risk and Market Risk.

Statement of Additional Information – June 1, 2013	Page 53

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

To the extent a fund invests its assets in underlying funds, the fund will not pay any commissions for purchases and sales.

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

Statement of Additional Information – June 1, 2013	Page 54

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Statement of Additional Information – June 1, 2013	Page 55

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

Statement of Additional Information – June 1, 2013	Page 56

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2013		2012		2011
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$2,601		$62		$0
Capital Allocation Conservative	3,434		35		0
Capital Allocation Moderate Aggressive	7,398		0	(r)	0
Capital Allocation Moderate Conservative	1,520		0	(r)	0
Capital Allocation Moderate	12,772		152		0
Income Builder	0		0		0
LifeGoal Growth	0		0	(r)	0
Masters International Equity	173		0	(r)	0
	2012		2011		2010
For funds with fiscal period ending February 29
Equity Value(a)	197,812		317,997		357,285
For funds with fiscal period ending April 30
Recovery and Infrastructure	532,746		329,036		527,728
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	0		0	(b)	N/A
Absolute Return Enhanced Multi-Strategy	284,730		9,476	(c)	N/A
Absolute Return Multi-Strategy	310,593		10,136	(c)	N/A
Active Portfolios – Diversified Equity Income	13,137	(d)	N/A		N/A
Commodity Strategy	0	(e)	N/A		N/A
Diversified Equity Income(f)	2,126,944		2,004,161		2,243,590
Dividend Opportunity(g)	2,275,856		2,031,035		402,958
Flexible Capital Income	30,081	(e)	N/A		N/A
High Yield Bond	1,511		0		0
Mid Cap Value Opportunity(h)	1,393,564		1,541,840		2,620,808
Multi-Advisor Small Cap Value	581,919		553,603		749,980
Select Large-Cap Value(i)	249,073		256,531		180,393
Select Smaller-Cap Value(j)	148,704		284,794		163,708
Seligman Communications and Information(k)	5,967,910		5,767,423		9,167,229
U.S. Government Mortgage	70,649		17,660		9,489
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(l)	0		132		3,261
Floating Rate	1,000		0		0
Global Opportunities(p)	615,788		426,809		1,004,079
Income Opportunities	0		0		0
Inflation Protected Securities	15,357		40,902		43,426
Large Core Quantitative	89,797		756,280		2,806,058
Large Growth Quantitative(m)	213,935		192,755		459,328
Large Value Quantitative(n)	89,873		123,762		301,600
Limited Duration Credit	41,979		28,296		8,523
Minnesota Tax-Exempt Fund(o)	0		824		1,077
Money Market	0		0		0
For funds with fiscal period ending August 31
Marsico Flexible Capital	324,649		274,651	(q)	N/A

Statement of Additional Information – June 1, 2013	Page 57

Total Brokerage Commissions
Fund	2012	2011	2010
For funds with fiscal period ending October 31
Absolute Return Currency and Income	$0	$0	$0
Asia Pacific ex-Japan	622,494	964,616	677,863
Emerging Markets Bond	207	0	0
European Equity	747,555	601,158	189,148
Global Bond	15,758	18,259	3,201
Global Equity	499,796	673,331	556,835
Seligman Global Technology	944,043	1,304,433	1,556,216

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $4,728,940.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $2,601,029.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $206,322.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $123,904.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $12,482,079.

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Dec. 1, 2008 to Nov. 30, 2009 were $315.

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $649,261.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $378,324.

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. The fund did not pay brokerage commissions for the fiscal year from Sept. 1, 2008 to Aug. 31, 2009.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $1,248,108.

(q)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(r)	The Fund changed its fiscal year end in 2012 from March 31 to Jan. 31.

Statement of Additional Information – June 1, 2013	Page 58

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2013		2012
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$0	(a)	$0	(a)	21		83%
Capital Allocation Conservative	0	(a)	0	(a)	19		88
Capital Allocation Moderate Aggressive	0		0		34		42	(u)
Capital Allocation Moderate Conservative	0		0		38		55	(u)
Capital Allocation Moderate	0	(a)	0	(a)	23		58
Income Builder	0	(a)	0	(a)	26		31
LifeGoal Growth	0	(a)	0	(a)	26		86	(u)
Masters International Equity	0	(a)	0	(a)	6		3	(u)
					2012		2011
For funds with fiscal period ending February 29
Equity Value(b)	126,148,364		93,362		21		37
For funds with fiscal period ending April 30
Recovery and Infrastructure	326,659,922		271,698		30		17
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	0		0		285	(t)	5	(c)
Absolute Return Enhanced Multi-Strategy	0		0		154	(t)	11	(d)
Absolute Return Multi-Strategy	0		0		132	(t)	16	(d)
Active Portfolios – Diversified Equity Income	0	(e)	0	(e)	3	(e)	N/A
Commodity Strategy	0	(f)	0	(f)	0	(f)	N/A
Diversified Equity Income(g)	1,318,015,777		1,068,678		16		36
Dividend Opportunity(h)	1,120,834,058		936,778		28		105
Flexible Capital Income	0	(f)	0	(f)	36	(f)	N/A
High Yield Bond	0		0		76		96
Mid Cap Value Opportunity(i)	567,421,295		487,011		28		46
Multi-Advisor Small Cap Value	39,426,210		47,554		66		54
Select Large-Cap Value(j)	38,035,337		49,956		5		14
Select Smaller-Cap Value(k)	4,946,731		5,353		3		18
Seligman Communications and Information(l)	1,397,704,343		1,530,592		38		66
U.S. Government Mortgage	0		0		545	(m)	465	(m)
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(n)	0		0		13%		30%
Floating Rate	0		0		42		69
Global Opportunities(r)	0		0		129		142	(m)
Income Opportunities	0		0		55		84
Inflation Protected Securities	0		0		93		99
Large Core Quantitative	58,698,574		24,057		71		57
Large Growth Quantitative(o)	28,655,148		22,147		65		57
Large Value Quantitative(p)	4,136,685		3,035		73		90
Limited Duration Credit	0		0		106		113
Minnesota Tax-Exempt Fund(q)	0		0		8		22
Money Market	0		0		N/A		N/A
For funds with fiscal period ending August 31
Marsico Flexible Capital	208,053,575		110,610		146		214	(s)

Statement of Additional Information – June 1, 2013	Page 59

	Brokerage directed for research*		Turnover rates
	Amount of transactions	Amount of commissions imputed or paid
Fund			2012	2011
For funds with fiscal period ending October 31
Absolute Return Currency and Income	$0	$0	0%	0%
Asia Pacific ex-Japan	162,068,196	406,280	50	63
Emerging Markets Bond	0	0	21	24
European Equity	459,848,612	620,053	126	121
Global Bond	0	0	34	57
Global Equity	259,712,300	395,349	50	44
Seligman Global Technology	202,185,823	198,840	88	95

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904. For the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 34%.

(h)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624. For the fiscal year from July 1, 2009 to June 30, 2010, the turnover rate was 23%.

(i)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year ended 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994. For the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 50%.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 12%.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 5%.

(l)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year ended 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802. For the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 105%.

(m)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 285% and 253% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2012 and 2011, respectively; and 108% for the ten months ended July 31, 2012 and 131% for the year ended Sept. 30, 2011 for Columbia Global Opportunities Fund.

(n)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For the fiscal year ended 2011, the information shown is from Dec. 1, 2010 to Nov. 30, 2011. For the fiscal year ended 2011, the fund did not have any brokerage directed for research or commissions imputed or paid. For the fiscal year from Dec. 1, 2009 to Nov. 30, 2010, the turnover rate was 23%.

(o)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $62,561,951, the amount of commissions imputed or paid was $28,140 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 98%.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $10,467,526, the amount of commissions imputed or paid was $6,688 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 99%.

Statement of Additional Information – June 1, 2013	Page 60

(q)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For the fiscal year from Sept. 1, 2010 to Aug. 31, 2011, the fund did not have any brokerage directed for research or commissions imputed or paid and for the fiscal year from Sept. 1, 2009 to Aug. 31, 2010, the turnover rate was 21%.

(r)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $31,882,191, the amount of commissions imputed or paid was $29,292 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 114%.

(s)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(t)	The increase in turnover rate is due to the fact that the fiscal year ended May 31, 2012 was the fund’s first full fiscal year end.

(u)	The fund changed its fiscal year end in 2012 from March 31 to January 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2013, the information shown is from February 1, 2012 to January 31, 2013.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Capital Allocation Aggressive	None	N/A
Capital Allocation Conservative	None	N/A
Capital Allocation Moderate Aggressive	None	N/A
Capital Allocation Moderate Conservative	None	N/A
Capital Allocation Moderate	None	N/A
Income Builder	None	N/A
LifeGoal Growth	None	N/A
Masters International Equity	None	N/A
For funds with fiscal period ending February 29
Equity Value	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273
For funds with fiscal period ending April 30
Recovery and Infrastructure	None	N/A
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	None	N/A
Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
Absolute Return Multi-Strategy	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
Active Portfolios – Diversified Equity Income	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210

Statement of Additional Information – June 1, 2013	Page 61

Fund	Issuer	Value of securities owned at end of fiscal period
Commodity Strategy	None	N/A
Diversified Equity Income	Citigroup, Inc.	$14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Dividend Opportunity	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Flexible Capital Income	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
High Yield Bond	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Mid Cap Value Opportunity	None	N/A
Multi-Advisor Small Cap Value	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Select Large-Cap Value	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A
U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond	None	N/A
Floating Rate	Nuveen Investments, Inc.	2,477,878
Global Opportunities	None	N/A
Income Opportunities	E*TRADE Financial Corp.	11,989,475
Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	545,232
	Citigroup, Inc.	779,948
	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,118,163
	The Goldman Sachs Group, Inc.	1,097,491
	JPMorgan Chase & Co.	887,698
	JPMorgan Chase Commercial Mortgage Securities	2,703,587
	JPMorgan Mortgage Trust	2,481,738
	JPMorgan Reremic	1,614,039
	LB-UBS Commercial Mortgage Trust	3,851,836
	Morgan Stanley	531,410
	Morgan Stanley Capital I	4,072,719
	Morgan Stanley Remeric Trust	8,843,335

Statement of Additional Information – June 1, 2013	Page 62

Fund	Issuer	Value of securities owned at end of fiscal period
Large Core Quantitative	Franklin Resources, Inc.	$19,347,349
	JPMorgan Chase & Co.	89,193,060
Large Growth Quantitative	None	N/A
Large Value Quantitative	Citigroup, Inc.	2,755,024
	The Goldman Sachs Group, Inc.	2,310,610
	JPMorgan Chase & Co.	9,108,720
Limited Duration Credit	Citigroup, Inc.	2,564,396
	The Goldman Sachs Group, Inc.	2,507,484
	Morgan Stanley	6,513,790
Minnesota Tax-Exempt	None	N/A
Money Market	None	N/A
For funds with fiscal period ending August 31
Marsico Flexible Capital	None	N/A
For funds with fiscal period ending October 31
Absolute Return Currency and Income	None	N/A
Asia Pacific ex-Japan	None	N/A
Emerging Markets Bond	Morgan Stanley	1,895,906
European Equity	None	N/A
Global Bond	Citigroup, Inc.	288,801
	Citigroup/Deutsche Bank Commercial Mortgage Trust	287,623
	CS First Boston Mortgage Securities Corp.	248,403
	JPMorgan Chase Commercial Mortgage Securities Corp.	655,377
	LB-UBS Commercial Mortgage Trust	1,255,247
	Morgan Stanley	573,456
	Morgan Stanley Capital 1	891,403
Global Equity	JPMorgan Chase & Co.	6,595,860
Seligman Global Technology	None	N/A

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by any fund in this SAI in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Statement of Additional Information – June 1, 2013	Page 63

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – June 1, 2013	Page 64

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Statement of Additional Information – June 1, 2013	Page 65

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website (columbiamanagement.com). The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Marsico Capital Management, LLC, and for Columbia Small Cap Growth Fund I and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on

Statement of Additional Information – June 1, 2013	Page 66

the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any) and vendors or other entities each subadviser may also hire to perform services for the fund, affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Entities contracted by the Fund Family:
Identiy of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily
Bloomberg	Used for portfolio analytics and independent research.	Daily or Monthly
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio—Managed Volatility Fund.	As Needed
Cenveo, Inc.	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Citigroup	Used in resolving technical difficulties with an analytic software program.	Daily
Cogent Consulting LLC	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data.	Daily

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Entities contracted by the Fund Family:
Identiy of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Institutional Shareholder Services Inc. ("ISS")	Used for proxy voting administration and research on proxy matters.	Daily
Investment Technology Group	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Used to assist in resolving technical difficulties with LongView trade order management system software.	As Needed
Lipper / Thomson Reuters	Used to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Used to facilitate writing management's discussion of fund performance for shareholder reports and periodic marketing communications.	Quarterly
Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate	Used to report returns and analytics to client facing materials.	Monthly
Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund of funds product.	Monthly or As Needed
R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Reflections	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed

Entities contracted by fund subadvisers:
Identiy of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Advent	Used by certain subadvisers for research management and/or portfolio accounting.	Daily or As Needed
Barra	Used by certain subadvisers for portfolio analysis.	Daily
Bloomberg	Used by certain subadvisers for portfolio analysis, analytical information and research reports.	Daily
Capital Markets Services	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for Columbia Variable Portfolio—Managed Volatility Funds.	As Needed
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical and statistical information.	Daily
Investment Technology Group	Used by certain subadvisers for trade execution and compliance purposes.	Daily and As Needed
JPMorgan Chase Bank NA	Used by certain subadvisers for back office and shadow accounting functions.	Daily
RiskMetrics	Used by certain subadvisers for portfolio analysis.	Daily
Thomson Reuters	Used by certain subadvisers for portfolio analysis.	Daily
Wilshire Associates	Used by certain subadvisers for portfolio analysis.	Daily

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director

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who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

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On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

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Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 7, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 7, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV. The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the funds’ prospectus.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 7. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Absolute Return Emerging Markets Macro and Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
Absolute Return Currency and Income, Absolute Return Multi-Strategy, Floating Rate, Inflation Protected Securities and Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

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Table 8. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$11.41	0.9425	$12.11
Capital Allocation Conservative	10.63	0.9525	11.16
Capital Allocation Moderate Aggressive	12.04	0.9425	12.77
Capital Allocation Moderate Conservative	11.33	0.9425	12.02
Capital Allocation Moderate	11.61	0.9425	12.32
Income Builder	11.48	0.9525	12.05
LifeGoal Growth	12.96	0.9425	13.75
Masters International Equity	8.95	0.9425	9.50
For funds with fiscal period ending February 29
Equity Value	10.72	0.9425	11.37
For funds with fiscal period ending April 30
Recovery and Infrastructure	18.96	0.9425	20.12
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	9.99	0.9425	10.60
Absolute Return Enhanced Multi-Strategy	10.01	0.9425	10.62
Absolute Return Multi-Strategy	9.96	0.9700	10.27
Active Portfolios – Diversified Equity Income	9.49	No sales charge	9.49
Commodity Strategy*	N/A	0.9425	N/A
Diversified Equity Income	9.76	0.9425	10.36
Dividend Opportunity	8.14	0.9425	8.64
Flexible Capital Income	10.32	0.9425	10.95
High Yield Bond	2.78	0.9525	2.92
Mid Cap Value Opportunity	7.59	0.9425	8.05
Multi-Advisor Small Cap Value	5.42	0.9425	5.75
Select Large-Cap Value	14.31	0.9425	15.18
Select Smaller-Cap Value	14.31	0.9425	15.18
Seligman Communications and Information	42.89	0.9425	45.51
U.S. Government Mortgage	5.63	0.9525	5.91
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond	4.09	0.9525	4.29
Floating Rate	8.90	0.9700	9.18
Global Opportunities	9.89	0.9425	10.49
Income Opportunities	9.78	0.9525	10.27
Inflation Protected Securities	11.38	0.9700	11.73
Large Core Quantitative	6.33	0.9425	6.72
Large Growth Quantitative	8.47	0.9425	8.99
Large Value Quantitative	6.96	0.9425	7.38
Limited Duration Credit	10.15	0.9700	10.46
Minnesota Tax-Exempt	5.63	0.9525	5.91
Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Marsico Flexible Capital	13.00	0.9425	13.79

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Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Absolute Return Currency and Income	$10.21	0.9700	$10.53
Asia Pacific ex-Japan	12.35	0.9425	13.10
Emerging Markets Bond	12.51	0.9525	13.13
European Equity	5.94	0.9425	6.30
Global Bond	7.22	0.9525	7.58
Global Equity	7.39	0.9425	7.84
Seligman Global Technology	20.07	0.9425	21.29

*	The fund’s Class A, which has a sales charge, began operations after the fund’s last fiscal year end.

Initial sales charges and CDSCs may be reduced or waived. For more information, see the fund’s prospectus and Appendix S hereto.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

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Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Table 9. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$45,623,453	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$0	$0	$2,193,778	$0
Capital Allocation Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate Aggressive	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Capital Allocation Moderate	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Income Builder	$56,924,909	$0	$0	$49,541,427	$6,670,083	$713,399	$0	$0	$0	$0	$0
LifeGoal Growth	$83,072,939	$0	$902,133	$32,644,275	$47,841,948	$1,684,583	$0	$0	$0	$0	$0
Masters International Equity	$90,765,763	$0	$0	$4,980,942	$25,984,153	$19,955,661	$0	$0	$0	$1,509,134	$38,335,873
For funds with fiscal period ending February 29
Equity Value(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0		$0	$0
For funds with fiscal period ending April 30
Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

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	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	$241,740	$0	$0	$0	$0	$0	$0	$0		$241,740	$0
Absolute Return Enhanced Multi-Strategy	$672,989	$0	$0	$0	$0	$0	$0	$0		$672,989	$0
Absolute Return Multi-Strategy	$601,212	$0	$0	$0	$0	$0	$0	$0		$601,212	$0
Active Portfolios – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0		$1,772,649	$0
Commodity Strategy(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Diversified Equity Income(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0		$0	$0
Dividend Opportunity(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0		$29,857,336	$11,786,298
Flexible Capital Income(c)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
High Yield Bond	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0		$0	$0
Mid Cap Value Opportunity(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0		$0	$0
Multi-Advisor Small Cap Value	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0		$0	$0
Select Large-Cap Value(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Select Smaller-Cap Value(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0		$0	$0
Seligman Communications and Information(f)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
U.S. Government Mortgage	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(g)	$5,891,292	$0	$0	$5,891,292	$0	$0	$0	$0		$0	$0
Floating Rate	$70,322,212	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0	$0		$3,872,666	$0
Global Opportunities(h)	$335,366,278	$0	$0	$0	$314,158,256	$21,208,022	$0	$0		$0	$0
Income Opportunities	$108,376,286	$0	$26,302,163	$82,074,123	$0	$0	$0	$0		$0	$0
Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Large Core Quantitative	$2,068,238,393	$0	$94,158,232	$1,377,004,445	$597,075,716	$0	$0	$0		$0	$0
Large Growth Quantitative(h)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Large Value Quantitative(h)	$59,891,132	$0	$4,420,873	$55,470,259	$0	$0	$0	$0		$0	$0
Limited Duration Credit	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Minnesota Tax-Exempt(i)	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
Money Market	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0
For funds with fiscal period ending August 31
Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0		$0	$0

Statement of Additional Information – June 1, 2013	Page 75

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	2022	Short-term*	Long-term*
For funds with fiscal period ending October 31
Absolute Return Currency and Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Asia Pacific ex-Japan	$44,721,458	$0	$0	$0	$0	$0	$0	$0	$0	$24,279,438	$20,442,020
Emerging Markets Bond	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
European Equity	$26,922,729	$0	$4,272,956	$18,724,480	$0	$0	$0	$0	$0	$3,925,293	$0
Global Bond	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Equity	$183,427,484	$939,646	$39,197,208	$125,704,676	$1,645,663	$13,445,692	$0	$0	$0	$1,351,530	$1,143,069
Seligman Global Technology	$14,381,441	$0	$9,154,318	$5,227,123	$0	$0	$0	$0	$0	$0	$0

*	Not subject to expiration.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012.

Statement of Additional Information – June 1, 2013	Page 76

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – June 1, 2013	Page 77

The Subsidiary

Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”). The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2013 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. As of December 19, 2012, such rate was scheduled to increase to 20% for taxable years beginning on or after January 1, 2013, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the pre-2013 reduced rate to taxable years beginning on or after January 1, 2013 or otherwise modify the scheduled post-2012 rates. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

Statement of Additional Information – June 1, 2013	Page 78

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 10. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Capital Allocation Aggressive	49.99%	79.41%
Capital Allocation Conservative	10.79	14.38
Capital Allocation Moderate Aggressive	35.01	46.37
Capital Allocation Moderate Conservative	15.47	18.19
Capital Allocation Moderate	20.18	30.45
Income Builder	15.40	19.96
LifeGoal Growth	71.84	90.32
Masters International Equity	1.03	100.00
For funds with fiscal period ending February 29
Equity Value(a)	100.00	100.00
For funds with fiscal period ending April 30
Recovery and Infrastructure	100.00	100.00

Statement of Additional Information – June 1, 2013	Page 79

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	0%	0%
Absolute Return Enhanced Multi-Strategy	31.88	35.59
Absolute Return Multi-Strategy	0	0
Active Portfolios – Diversified Equity Income(b)	0	0
Commodity Strategy(c)	0	0
Diversified Equity Income(d)	96.74	100.00
Dividend Opportunity(e)	70.97	85.94
Flexible Capital Income(c)	40.40	42.33
High Yield Bond	0	0
Mid Cap Value Opportunity(d)	100.00	100.00
Multi-Advisor Small Cap Value	0	0
Select Large-Cap Value(f)	0	0
Select Smaller-Cap Value(f)	0	0
Seligman Communications and Information(f)	0	0
U.S. Government Mortgage	0	0
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(g)	0	0
Global Opportunities(h)	31.94	43.16
Floating Rate	0.42	5.76
Income Opportunities	0	0
Inflation Protected Securities	0.03	0.03
Large Core Quantitative	100.00	100.00
Large Growth Quantitative(h)	100.00	93.00
Large Value Quantitative(h)	99.64	98.05
Limited Duration Credit	0	0
Minnesota Tax-Exempt(i)	0	0
Money Market	0	0
For funds with fiscal period ending August 31
Marsico Flexible Capital	100.00	100.00
For funds with fiscal period ending October 31
Absolute Return Currency and Income	0	0
Asia Pacific ex-Japan	0	63.12
Emerging Markets Bond	0	0
European Equity	0.16	96.35
Global Bond	0	0
Global Equity	85.88	100
Seligman Global Technology	0	0

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2012 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012.

Statement of Additional Information – June 1, 2013	Page 80

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012.

Cost Basis Reporting

Historically, the fund’s have been required to report to you and the IRS only gross proceeds on sales, redemptions or exchanges of fund shares. The funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require a fund (or your selling agent, if you hold fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for fund shares held in a retirement or other tax-advantaged account. With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. The funds will not report cost basis for shares whose cost basis is uncertain or unknown to the fund. Please see www.columbiamanagement.com or contact the funds at 800-345-6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The funds do not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2013. As of December 19, 2012, such rate was scheduled to increase to 20% for taxable years beginning on or after January 1, 2013, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the pre-2013 reduced rate to taxable years beginning on or after January 1, 2013 or otherwise modify the scheduled post-2012 rates. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original

Statement of Additional Information – June 1, 2013	Page 81

investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Backup Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS backup withholding at a specified percentage (as discussed below) on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. The backup withholding rate was 28% for amounts distributed or paid on or before December 31, 2012. As of December 19, 2012, the backup withholding rate was scheduled to increase to 31% for amounts distributed or paid after December 31, 2012, unless Congress enacted legislation providing otherwise. As of December 19, 2012, it was unclear whether Congress would extend the reduced (28%) backup withholding rate to amounts distributed or paid after December 31, 2012 or otherwise modify the scheduled (31%) backup withholding rate for such amounts distributed or paid after December 31, 2012. Please consult your tax adviser for further information concerning the backup withholding rate currently applicable to you.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of a fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by a fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in a fund.

Statement of Additional Information – June 1, 2013	Page 82

Investment Management and Other Services

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 11. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Absolute Return Currency and Income	First $1.0	0.890%	0.890%
	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Absolute Return Emerging Markets Macro Fund	First $0.5	0.920%	0.920%
Absolute Return Enhanced Multi-Strategy Fund	Next $0.5	0.875%
	Next $2.0	0.850%
	Next $3.0	0.830%
	Over $6.0	0.800%
Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
Active Portfolios – Diversified Equity Income	First $0.5	0.660%	0.650%(a)
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Statement of Additional Information – June 1, 2013	Page 83

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Asia Pacific ex-Japan	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Capital Allocation Aggressive	N/A	Varies (f)	Capital Allocation Aggressive – 0%
Capital Allocation Conservative			Capital Allocation Conservative – 0%
Capital Allocation Moderate Aggressive			Capital Allocation Moderate Aggressive – 0.03%
Capital Allocation Moderate Conservative			Capital Allocation Moderate Conservative – 0.06%
Capital Allocation Moderate			Capital allocation Moderate – 0%
LifeGoal Growth			LifeGoal Growth – 0%(f)

Masters International Equity	N/A	N/A	N/A

Commodity Strategy	First $0.5	0.550%	0.550%
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Diversified Equity Income	First $0.50	0.660%	0.560%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Dividend Opportunity	First $0.50	0.660%	Dividend Opportunity – 0.570%
Global Opportunities(b)	Next $0.50	0.615%	Global Opportunities – 0.640%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Emerging Markets Bond	First $0.50	0.530%	0.530%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%
Equity Value(c)	First $0.50	0.660%	0.640%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – June 1, 2013	Page 84

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

European Equity	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Flexible Capital Income	First $0.5	0.590%	0.590%(d)
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Floating Rate	First $0.25	0.590%	Floating Rate – 0.580%
High Yield Bond(e)	Next $0.25	0.575%	High Yield Bond – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Global Bond	First $1.0	0.570%	0.570%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Global Equity	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Income Builder Fund	N/A	N/A	N/A

Income Opportunities	First $0.25	0.590%	0.560%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%

Statement of Additional Information – June 1, 2013	Page 85

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Large Core Quantitative	First $0.50	0.690%	Large Core Quantitative – 0.610%
Large Growth Quantitative	Next $0.50	0.645%	Large Growth Quantitative – 0.680%
Large Value Quantitative	Next $0.50	0.600%	Large Value Quantitative – 0.690%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%
Limited Duration Credit	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Marsico Flexible Capital	First $0.5	0.890%	0.890%
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Mid Cap Value Opportunity	First $0.5	0.760%	0.700%
	Next $0.5	0.715%
	Next $0.5	0.670%
	Over $1.5	0.620%

Minnesota Tax-Exempt	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Money Market	First $1.0	0.330%	0.320%
	Next $0.5	0.313%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Statement of Additional Information – June 1, 2013	Page 86

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Multi-Advisor Small Cap	First $0.25	0.970%	0.970%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Recovery and Infrastructure	First $1.0	0.650%	0.670%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Select Large-Cap Value	First $0.5	0.710%	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Seligman Communications and Information(g)	First $3.0	0.855%	Seligman Communications and Information – 0.850%
Seligman Global Technology(g)	Next $1.0	0.825%	Seligman Global Technology – 0.855%
	Next $2.0	0.775%
	Over $6.0	0.725%
U.S. Government Mortgage	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see Table 13).

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(b)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(c)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(d)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(e)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

(f)	The funds pay, (i) 0% on assets invested in proprietary funds in the Fund Family (excluding any proprietary fund that does not pay an investment management fee to Columbia Management), (ii) 0.55% on assets that are invested in securities other than third-party advised mutual funds and in Columbia Funds that do not pay an advisory fee (including ETFs, derivatives and individual securities) and (iii) 0.10% on assets invested in non-exchange traded third-party funds. This fee became effective March 1, 2013 for Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio. For LifeGoal Growth, the effective fee rate is less than 0.01%.

(g)	Effective June 1, 2013 the management fee schedule changed, resulting in a fee rate decrease for certain asset levels.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 12, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table

Statement of Additional Information – June 1, 2013	Page 87

below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Columbia Recovery and Infrastructure(b)	S&P 500 Index	146,967
Fiscal year ending May 31
Columbia Dividend Opportunity(b)	Lipper Equity Income Funds Index	167,221
Columbia Multi-Advisor Small Cap Value(b)	Lipper Small-Cap Value Funds Index	8,597

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index. The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period, except for Columbia Recovery and Infrastructure, which is a 36-month period, (Comparison Period) or Transition Period, (defined below) and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 13. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% –6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The Comparison Period or Transition Period rolls over with each succeeding month, so that it always equals 12 months (or 36 months for Columbia Recovery and Infrastructure), ending with the month for which the performance adjustment is being computed.

Statement of Additional Information – June 1, 2013	Page 88

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

For Columbia Recovery and Infrastructure:

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month (or 36-month, as applicable) blended index return that reflects the performance of the current index for the portion of the 12-month (or 36-month, as applicable) performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia Asia Pacific ex-Japan Fund the investment manager has agreed that for a transitional period of 6 months each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. Management Fees and Nonadvisory Expenses

	Management Fees				Nonadvisory expenses
Fund	2013	2012		2011	2013	2012		2011
For funds with fiscal period ending January 31
Capital Allocation Aggressive	N/A	N/A		N/A	$241,434	$187,582		$257,965
Capital Allocation Conservative	N/A	N/A		N/A	233,138	259,601		204,471
Capital Allocation Moderate Aggressive	$363,620	$470,885	(r)	$1,395,306*	495,411	336,513	(r)	83
Capital Allocation Moderate Conservative	72,183	95,716	(r)	345,101*	73,401	63,344	(r)	0
Capital Allocation Moderate	N/A	N/A		N/A	414,249	284,421		322,390
Income Builder	N/A	N/A		N/A	384,956	246,586		160,083
LifeGoal Growth	976	82,863	(r)	939,754*	65,555	(105,553	)(r)	36,257
Masters International Equity	N/A	N/A		N/A	(104,639)	(153,107	)(r)	(172,442)

Statement of Additional Information – June 1, 2013	Page 89

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011	2010
For funds with fiscal period ending February 29
Equity Value(a)	$4,027,256		$3,875,718		$3,406,527	$(325,308)		$389,956	$309,679
For funds with fiscal period ending April 30
Recovery and Infrastructure	5,828,719		4,444,701		2,163,593	435,097		324,838	232,888
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	1,112,877		25,529	(b)	N/A	(64,745)		4,374 (b)	N/A
Absolute Return Enhanced Multi-Strategy	930,540		48,843	(c)	N/A	210,220		8,497 (c)	N/A
Absolute Return Multi-Strategy	1,466,719		71,189	(c)	N/A	567,678		28,272 (c)	N/A
Active Portfolios – Diversified Equity Income	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A	N/A
Commodity Strategy	74,158	(e)	N/A		N/A	9,781	(e)	N/A	N/A
Diversified Equity Income(f)	13,796,950		27,693,306		27,123,619	585,438		1,107,764	942,822
Dividend Opportunity(g)	16,009,390		11,101,095		8,065,963	866,326		461,649	(91,086)
Flexible Capital Income	218,848	(e)	N/A		N/A	15,603	(e)	N/A	N/A
High Yield Bond	9,145,657		10,353,350		9,691,900	(172,238)		354,534	(400,525)
Mid Cap Value Opportunity(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364	480,913
Multi-Advisor Small Cap Value	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)	(684,318)
Select Large-Cap Value(i)	1,551,906		2,692,204		1,486,938	23,158		207,334	355,259
Select Smaller-Cap Value(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)	(1,052,710)
Seligman Communications and Information(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416	1,980,670
U.S. Government Mortgage	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)	(256,078)
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(l)	1,702,411		2,421,470		2,716,984	42,166		91,561	108,977
Floating Rate	2,840,938		3,094,169		2,466,113	218,878		303,937	226,409
Global Opportunities(p)	4,748,491		5,489,365		5,680,661	97,708		694,740	541,596
Income Opportunities	12,015,544		7,531,746		4,451,807	(1,077,828)		485,939	313,169
Inflation Protected Securities	2,240,623		2,373,468		2,886,405	(756,425)		(764,945)	(354,181)
Large Core Quantitative	20,202,631		23,367,407		21,017,705	(2,280,930)		(973,406)	(4,112,307)
Large Growth Quantitative(m)	3,294,337		4,402,170		4,488,490	(140,534)		337,290	239,308
Large Value Quantitative(n)	1,545,185		2,292,007		1,711,964	(264,333)		(86,029)	175,996
Limited Duration Credit	3,453,200		3,254,713		2,186,361	65,769		(229,794)	(272,368)
Minnesota Tax-Exempt(o)	1,561,158		1,445,485		1,360,384	12,598		51,734	44,953
Columbia Money Market	6,732,351		7,527,378		8,951,478	(11,754,142)		(10,704,885)	(13,410,378)
For funds with fiscal period ending August 31
Marsico Flexible Capital	1,514,125		753,659	(q)	N/A	195,675		325,319 (q)	N/A
For funds with fiscal period ending October 31
Absolute Return Currency and Income	989,546		1,609,568		1,811,957	(63,434)		168,307	198,087
Asia Pacific ex-Japan	3,339,296		3,996,198		1,639,719	418,947		548,218	432,652
Emerging Markets Bond	2,907,586		1,889,510		1,777,437	423,197		104,145	274,761
European Equity	2,713,806		1,775,283		552,061	330,154		164,137	5,098
Global Bond	1,518,028		3,195,291		3,543,599	(150,590)		(228,752)	27,675
Global Equity	3,158,337		3,588,087		3,435,736	(176,862)		(105,625)	372,343
Seligman Global Technology	4,028,897		5,012,799		4,825,096	(63,401)		360,049	218,202

*	For Capital Allocation Moderate Aggressive, Capital Allocation Moderate Conservative LifeGoal Growth and Masters International Equity $121,240, $30,111, $82,312 and $35,725, respectively, of the fee paid was to the funds’ previous investment manager.
(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

Statement of Additional Information – June 1, 2013	Page 90

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.
(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the management fees paid were $2,699,258 and the nonadvisory expenses were $48,345.
(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $2,033,555 and the nonadvisory expenses were $214,462.
(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $661,677 and the nonadvisory expenses were $168,055.
(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the management fees paid were $1,230,393 and the nonadvisory expenses were $196,213.
(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $6,604,411 and the nonadvisory expenses were $585,299.
(q)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(r)	The fund changed its fiscal year end in 2012 from March 31 to Jan. 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 15.

Statement of Additional Information – June 1, 2013	Page 91

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 15. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Commodity Strategy Fund	Threadneedle International Limited (Threadneedle) (effective July 28, 2011)	D	0.25% on all assets
Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets
	Turner Investments, L.P. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets
For funds with fiscal period ending October 31
Asia Pacific ex-Japan	Threadneedle(b) (effective July 15, 2009)	D	0.45% on all assets
European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Group, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

Statement of Additional Information – June 1, 2013	Page 92

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 16. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	Former Subadviser: Threadneedle International Limited (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(a)	N/A
Commodity Strategy	Threadneedle	33,640	(b)	N/A		N/A
Multi-Advisor Small Cap Value	BHMS	435,194		528,823		$491,375
	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		N/A		325,109	(c)
For funds with fiscal period ending August 31
Marsico Flexible Capital	Marsico Capital	763,971		384,601	(d)	N/A
For funds with fiscal period ending October 31
Asia Pacific ex-Japan	Threadneedle	1,915,462		2,293,696		995,409
European Equity	Threadneedle	1,199,249		765,931		247,803
Global Equity	Threadneedle	1,399,110		1,486,176		1,364,749

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(c)	For the period from June 1, 2009 to Feb. 19, 2010.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 17. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For funds with fiscal period ending January 31
Capital Allocation Aggressive	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.35 billion $1.41 million	None	None	(1)	(13)
	Melda Mergen	10 RICs 3 other accounts	$8.29 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.70 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.26 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.79 billion $0.30 million	None	None

Statement of Additional Information – June 1, 2013	Page 93

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Capital Allocation Conservative	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.59 billion $1.41 million	None	None	(1)	(13)
	Melda Mergen	10 RICs 3 other accounts	$8.52 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.93 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.49 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$6.02 billion $0.30 million	None	None
Capital Allocation Moderate	Jeffrey Knight(k)	15 RICs 3 other accounts	$57.35 billion $1.41 million	None	None	(1)	(13)
	Melda Mergen	10 RICs 3 other accounts	$7.27 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$5.72 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$3.25 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$4.80 billion $0.30 million	None	None
Capital Allocation Moderate Aggressive	Jeffrey Knight(k)	15 RICs 3 other accounts	$56.65 billion $1.41 million	None	None	(1)	(13)
	Melda Mergen	10 RICs 3 other accounts	$7.80 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.21 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$3.77 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.29 billion $0.30 million	None	None
Capital Allocation Moderate Conservative	Jeffrey Knight(k)	15 RICs 3 other accounts	$58.21 billion $1.41 million	None	None	(1)	(13)
	Melda Mergen	10 RICs 3 other accounts	$8.74 billion $0.08 million	None	None
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$7.15 billion $3.72 billion $228.91 million	None	None
	Marie Schofield	9 RICs 4 other accounts	$4.71 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$6.24 billion $0.30 million	None	None
Income Builder	Colin Lundgren	2 RICs 3 other accounts	$3.86 billion $974.28 million	None	None(f)	(4)	(13)
	Gene Tannuzzo	3 RICs 12 other accounts	$4.74 billion $1.10 billion	None	$50,001 – $100,000
	Zach Pandl(l)	2 RICs 5 other accounts	$3.86 billion $0.036 million	None	None

Statement of Additional Information – June 1, 2013	Page 94

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
LifeGoal Growth	Colin Moore	14 RICs 1 PIV 1 other account	$5.67 billion $22.72 million $0.21 million	None	None	(1)	(14)
	Melda Mergen	10 RICs 3 other accounts	$8.11 billion $0.08 million	None	None	(1)	(13)
	Anwiti Bahuguna	11 RICs 23 PIVs 14 other accounts	$6.52 billion $3.72 billion $0.23 million	None	None
	Marie Schofield	9 RICS 4 other accounts	$4.08 billion $1.88 million	None	None
	Beth Vanney	10 RICs 4 other accounts	$5.61 billion $0.3 million	None	None
	Robert McConnaughey	2 RICs 6 other accounts	$27.43 million $2.52 million	None	None
Masters International Equity	Colin Moore	14 RICs 1 PIV 1 other account	$6.38 billion $22.72 million $0.21 million	None	None	(1)	(14)
	Fred Copper	7 RICs 1 PIV 7 other accounts	$2.11 billion $316.16 million $45.36 million	None	None	(1)	(13)
For funds with fiscal period ending February 29
Equity Value	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
For funds with fiscal period ending April 30
Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
Absolute Return Enhanced Multi- Strategy	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million(j)	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None(f)
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Absolute Return Multi-Strategy	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Active Portfolios – Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million
Commodity Strategy	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(g)	(10)	(24)
	Nicolas Robin
Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Dividend Opportunity	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000(j)	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000(j)

Statement of Additional Information – June 1, 2013	Page 95

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Flexible Capital Income	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None(f)
High Yield Bond	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000(i)	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Mid Cap Value Opportunity	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Select Large-Cap Value	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None(i)
Select Smaller-Cap Value	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000(j)	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None(f)
Seligman Communications and Information	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million(h)
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None(j)
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(e)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None
U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None(i)	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001 – $50,000(i)
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond	Catherine Stienstra	5 RICs 6 other accounts	$1.44 billion $1.10 billion	None	None(f)	(2)	(13)
Floating Rate	Lynn Hopton	6 PIVs 13 other accounts	$2.27 billion $11.05 million	None	None	(2)	(19)
	Yvonne Stevens	11 PIVs 16 other accounts	$2.27 billion $9.27 million	None	None
	Steve Staver	8 other accounts	$2.77 million	None	None
	Ronald Launsbach	5 other accounts	$0.95 million	None	None

Statement of Additional Information – June 1, 2013	Page 96

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Global Opportunities	Anwiti Bahugana	19 RICs 21 PIVs 14 other accounts	$6.16 billion $3.34 billion $238 million	None	None	(2)	(13)
	Fred Copper	7 RICs 2 PIVs 6 other accounts	$1.34 billion $309 million $39.8 million	None	None
	Gene Tanuzzo	8 RICs 11 other accounts	$50.76 billion $1.14 billion	None	None
	Orhan Imer	3 RICs 7 other accounts	$917 million $0.50 million	None	None
	Jeffrey Knight(k)	3 other accounts	$1.38 million	None	None
Income Opportunities	Brian Lavin	13 RICs 3 other accounts	$19.96 billion $1.70 million	None	$50,001 – $100,000(f)	(2)	(13)
Inflation Protected Securities	Orhan Imer	3 RICs 7 other accounts	$1.28 billion $0.50 million	None	None	(2)	(13)
Large Core Quantitative	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$3.62 billion $812 million $3.3 billion	1 PIV ($22 M)	None(i)	(3)	(13)
	Oliver Buckley	8 RICs	$3.47 billion	None	None(d)
Large Growth Quantitative	Brian M. Condon	9 RICS 9 PIVs 33 other accounts	$6.45 billion $812 million $3.3 billion	1 PIV ($22 M)	$10,001 – $50,000(f)	(3)	(13)
	Oliver Buckley	8 RICs	$6.31 million	None	None(d)
Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 33 other accounts	$6.76 billion $812 million $3.3 billion	1 PIV ($22 M)	$1 – $10,000(i)	(3)	(13)
	Oliver Buckley	8 RICs	$6.63 billion	None	None
Limited Duration Credit	Tom Murphy	2 RICs 1 PIV 27 other accounts	$4.03 billion $9.5 million $2.19 billion	None	Over $1 million(j)	(2)	(13)
	Timothy J. Doubek	2 RICs 12 other accounts	$4.03 billion $1.41 billion	None	$100,001 – $500,000(i)
	Royce Wilson	1 RIC 2 other accounts	$2.59 billion $0.15 million	None	$10,001 – $50,000(f)
Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 6 other accounts	$1.62 billion $1.10 billion	None	None	(2)	(13)
For funds with fiscal period ending August 31
Marsico Flexible Capital	Marsico Capital:
	Munish Malhotra	14 RICs 1 PIV 8 other accounts	$3.2 billion $16.0 million $412.0 million	None	None	(12)	(25)
	Jordan Laycob	2 RICs	$562.0 million	None	None
For funds with fiscal period ending October 31
Absolute Return Currency and Income	Nicholas Pifer	6 RICs 10 other accounts	$3.18 billion $423.40 million	None	$50,001 – $100,000(f)	(2)	(13)
Asia Pacific ex-Japan	Threadneedle:					(10)	(24)
	Vanessa Donegan	1 RIC 2 PIVs 2 other accounts	$393.13 million $1.40 billion $906.10 million	None	None(g)
	Rafael Polatinsky	1 RIC 3 PIVs 4 other accounts	$393.13 million $3.29 billion $840.63 million	1 other account ($312.09 M)
Emerging Markets Bond	Nicholas Pifer	6 RICs 10 other accounts	$2.57 billion $423.40 million	None	$10,001 – $50,000(f)	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$532.33 million $9.74 million	None	$100,001 – $500,000(f)

Statement of Additional Information – June 1, 2013	Page 97

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
European Equity	Threadneedle:					(10)	(24)
	Dan Ison	1 RIC 2 PIVs 3 other accounts	$394.41 million $201.23 million $3.41 billion	1 PIV ($75.51 M)	None(g)
Global Bond	Nicholas Pifer	6 RICs 10 other accounts	$3.02 billion $423.40 million	None	$100,001 – $500,000(f)	(2)	(13)
Global Equity	Threadneedle:
	Neil Robson(k)	4 PIVs 1 other account	$438.60 million $751.60 million	None	None(g)	(10)	(24)
	Esther Perkins	1 RIC 3 other accounts	$386.99 million $765.88 million
Seligman Global Technology	Richard M. Parower	4 RICs 1 PIV 8 other accounts	$3.51 billion $18.92 million $36.38 million	None	None	(2)	(20)
	Paul H. Wick	5 RICs 2 PIVs 4 other accounts	$3.74 billion $665.5 million $420.38 million	2 PIVs ($665.5 M)
	Ajay Diwan	4 RICs 5 other accounts	$4.06 billion $1.0 million	None
	Benjamin Lu	1 RIC 2 other accounts	$89.46 million $0.82 million	None

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $1 – $10,000.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.
(f)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $10,001 – $50,000.
(g)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(h)	Additionally, the portfolio manager holds investments in notional shares of the fund in an amount over $1,000,000.
(i)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $50,001 – $100,000.
(j)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $100,001 – $500,000.
(k)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of March 31, 2013.
(l)	The portfolio manager began managing the fund after its fiscal year end; reporting is provided as of January 31, 2013.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

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Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each

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fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

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Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

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Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an

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appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

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(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)

Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment

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vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)

Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the

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time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)	Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Mutual Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account,

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however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options and restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes a long-term incentive awards paid in cash that are based on the performance of Ameriprise Financial over rolling three-year periods.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

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(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, and (ii) an annual cash bonus. The annual cash bonus is paid from team bonus pools. Funding for two of the bonus pools is based upon a percentage of profits or revenue generated by the institutional portfolios they manage. The portfolio managers may also be paid from a separate bonus pool based upon the performance of the mutual fund(s) they mange. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the one, three and five year performance of the mutual fund(s) in relation to the relevant peer group universe.

Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.

The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.

A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.

The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return,

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

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In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary. Salaries are reviewed annually and benchmarked against industry standards.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse’s or dependent’s pension may also be payable.

Mondrian Remuneration Philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 85 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)

Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock

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recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year performance in order to incentivise delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, which provides a strong tie for our investment professionals to client interests.

The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.

Incentives are devised to reward:

•	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into our own products; and

•	team cooperation & values.

The split of the incentive pool focuses on the:

•	performance of the individual’s own funds and research recommendations;

•	performance of all portfolios in the individual’s team;

•	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and

•	Threadneedle performance.

•	Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:

•	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;

•	intra-team discussions, stock research and investment insights; and

•	a fund manager’s demonstration of Threadneedle values, as part of our team-based investment philosophy.

It is important to appreciate that for individuals to maximise their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.

Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, we also take into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to our risk controls.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses,

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portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

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ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 18. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Absolute Return Currency and Income	0.080%	0.075%	0.070%	0.060%	0.050%
Absolute Return Emerging Markets Macro
Absolute Return Enhanced Multi-Strategy
Absolute Return Multi-Strategy
Asia Pacific ex-Japan
Commodity Strategy
European Equity
Global Bond
Global Equity
Multi-Advisor Small Cap Value
Select Smaller-Cap Value
AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Emerging Markets Bond(a)
Floating Rate
High Yield Bond
Income Opportunities
Inflation Protected Securities
Limited Duration Credit
U.S. Government Mortgage
Active Portfolios –Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Diversified Equity Income
Dividend Opportunity
Equity Value
Global Opportunities(c)
Large Core Quantitative
Large Growth Quantitative
Large Value Quantitative
Marsico Flexible Capital
Mid Cap Value Opportunity
Money Market
Recovery and Infrastructure
Select Large-Cap Value
Seligman Communications and Information
Seligman Global Technology(b)
Flexible Capital Income	0.060%	0.055%	0.050%	0.040%	0.040%
Capital Allocation Aggressive	0.020%	0.020%	0.020%	0.020%	0.020%
Capital Allocation Conservative
Capital Allocation Moderate
Capital Allocation Moderate Aggressive
Capital Allocation Moderate Conservative
Income Builder
LifeGoal Growth
Masters International Equity
	$0 –250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

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Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Administrative Fees

	Administrative services fees paid in:					Effective Fee Rate
Fund	2013		2012		2011
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$111,051		$114,275		$108,050	0.020%
Capital Allocation Conservative	65,589		57,671		53,134	0.020
Capital Allocation Moderate Aggressive	213,998		172,993	(r)	0	0.020
Capital Allocation Moderate Conservative	25,851		19,610	(r)	0	0.020
Capital Allocation Moderate	298,998		283,803		256,754	0.020
Income Builder	172,633		135,995		46,129	0.020
LifeGoal Growth	150,091		110,201	(r)	0	0.020
Masters International Equity	10,846		14,245	(r)	0	0.020
	2012		2011		2010
For funds with fiscal period ending February 29
Equity Value(a)	370,489		430,923		391,620	0.060
For funds with fiscal period ending April 30
Recovery and Infrastructure	505,738		393,602		199,325	0.060
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	96,772		2,220	(b)	N/A	0.080
Absolute Return Enhanced Multi-Strategy	80,916		4,247	(c)	N/A	0.080
Absolute Return Multi-Strategy	143,094		6,945	(c)	N/A	0.080
Active Portfolios – Diversified Equity Income	35,913	(d)	N/A		N/A	0.050
Commodity Strategy	10,787	(e)	N/A		N/A	0.080
Diversified Equity Income(f)	1,241,940		2,237,285		2,189,480	0.050
Dividend Opportunity(g)	1,436,783		911,737		681,093	0.050
Flexible Capital Income	22,256	(e)	N/A		N/A	0.060
High Yield Bond	1,044,473		1,148,320		1,077,547	0.060
Mid Cap Value Opportunity(h)	634,373		1,178,639		1,176,703	0.050
Multi-Advisor Small Cap Value	288,940		332,878		300,718	0.080
Select Large-Cap Value(i)	131,059		291,123		213,950	0.060
Select Smaller-Cap Value(j)	134,853		359,260		332,614	0.080
Seligman Communications and Information(k)	812,545		1,924,770		1,848,982	0.050
U.S. Government Mortgage	836,349		227,058		181,856	0.070
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(l)	286,567		408,892		455,742	0.070
Floating Rate	341,054		353,645		272,996	0.070
Global Opportunities(p)	428,730		737,125		890,778	0.060
Income Opportunities	1,362,239		849,422		499,304	0.060
Inflation Protected Securities	355,911		375,558		451,332	0.070
Large Core Quantitative	1,707,529		1,858,033		1,911,088	0.050
Large Growth Quantitative(m)	285,760		410,431		428,326	0.060
Large Value Quantitative(n)	134,364		195,904		160,909	0.060
Limited Duration Credit	648,545		476,431		317,896	0.070
Minnesota Tax-Exempt(o)	265,141		248,745		235,979	0.070
Money Market	1,145,263		1,289,536		1,551,462	0.050

Statement of Additional Information – June 1, 2013	Page 113

	Administrative services fees paid in:				Effective Fee Rate
Fund	2012	2011		2010
For funds with fiscal period ending August 31
Marsico Flexible Capital	$102,076	$50,808	(q)	N/A	0.060%
For funds with fiscal period ending October 31
Absolute Return Currency and Income	88,948	144,680		$162,872	0.080
Asia Pacific ex-Japan	338,241	412,388		172,133	0.080
Emerging Markets Bond	381,281	223,177		197,667	0.070
European Equity	273,680	169,966		56,787	0.080
Global Bond	213,057	383,033		400,481	0.080
Global Equity	319,567	363,610		366,549	0.080
Seligman Global Technology	282,500	375,435		405,545	0.060

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the administrative services fees paid were $453,062 and the effective fee rate was 0.070%.

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $203,583 and the effective fee rate was 0.060%.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $69,490 and the effective fee rate was 0.060%.

Statement of Additional Information – June 1, 2013	Page 114

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the administrative services fees paid were $212,293 and the effective fee rate was 0.070%.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $962,590 and the effective fee rate was 0.070%.

(q)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(r)	The fund changed its fiscal year end in 2012 from March 31 to Jan. 31. For the fiscal year ended 2012, the information shown is from April 1, 2011 to Jan. 31, 2012.

TRANSFER AGENCY SERVICES

Columbia Management Investment Services Corp. is the transfer agent for the funds. The transfer agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer and Dividend Dispersing Agent Agreement, the transfer agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the funds. Class I shares and, for at least 12 months after November 1, 2012, Class Y shares are not subject to transfer agency fees. The funds pay the transfer agent an annual transfer agency fee of $21.00 per account, payable monthly for all share classes, except for Class I shares. Prior to July 1, 2012, the funds paid the transfer agent an annual transfer agency fee of $12.08 per account, payable monthly. Prior to September 7, 2010, series of CFST paid the transfer agent (and, prior to May 1, 2010, their previous transfer agent) an annual transfer agency fee of $22.36 per account, payable monthly.

In addition to the per-account fee, the funds pay the transfer agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares nor Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, the fee described above for Class A, Class B, Class C, Class R, Class T, Class Y and Class Z on the aggregate value of shares maintained in omnibus accounts (other than accounts for which American Enterprise Investment Services, Inc. was broker) was up to 0.20%. Prior to November 1, 2012, Class R4 shares were subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) up to 0.05% of the average aggregate value of shares maintained in omnibus accounts. Prior to September 7, 2010, the series of CFST reimbursed the transfer agent (and, prior to May 1, 2010, their previous transfer agent) for the fees and expenses the transfer agent paid to financial intermediaries that maintained omnibus accounts with the funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the transfer agent on a per account basis and a cap equal to 0.15% of a fund’s net assets represented by such an account for financial intermediaries that sought payment by the transfer agent based on a percentage of net assets.

The funds also pay certain reimbursable out-of-pocket expenses of the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. Transfer agency costs for each fund are calculated separately for each of (i) Class Y shares, (ii) Class K and Class R5 shares and (iii) all other share classes (except Class I shares, which pay no transfer agency fees).

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

The transfer agent retains Boston Financial Data Services, Inc./DST Systems, Inc., 2 Heritage Drive, North Quincy, MA 02171 as the funds’ sub-transfer agent. Boston Financial Data Services, Inc./DST Systems, Inc. assists the transfer agent in carrying out its duties.

PLAN ADMINISTRATION SERVICES

The funds that offer Class K shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

Statement of Additional Information – June 1, 2013	Page 115

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to Class K shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Prior to October 27, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and the related fee.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 20. Sales Charges Paid to Distributor

	Sales charges paid to Distributor						Amount retained after paying commissions
Fund	2013		2012		2011		2013		2012		2011
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$1,179,422		$1,399,274		$1,574,105		$179,373		$204,310		$303,640
Capital Allocation Conservative	452,383		368,743		504,954		79,548		64,206		109,432
Capital Allocation Moderate Aggressive	504,862		740,555	(r)	622,591	*	64,900		88,484	(r)	92,378	**
Capital Allocation Moderate Conservative	107,544		106,244	(r)	137,361	*	14,341		12,236	(r)	21,002	**
Capital Allocation Moderate	2,849,144		2,982,585		3,173,653		452,712		460,124		626,855
Income Builder	1,583,948		928,898		322,807		278,462		164,242		68,434
LifeGoal Growth	917,200		435,375	(r)	319,525	*	124,255		52,849	(r)	46,623	**
Masters International Equity	14,045		7,969	(r)	9,913	*	1,703		983		1,569	**
	2012		2011		2010		2012		2011		2010
For funds with fiscal period ending February 29
Equity Value(a)	135,386		227,960		245,798		11,525		45,473		28,520
For funds with fiscal period ending April 30
Recovery and Infrastructure	817,596		359,158		1,817,351		196,860		(630,992)		337,598
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	271		0	(b)	N/A		66		0	(b)	N/A
Absolute Return Enhanced Multi-Strategy	184,779		47,292	(c)	N/A		66,341		12,337	(c)	N/A
Absolute Return Multi-Strategy	54,508		16,127	(c)	N/A		(6,792)		(743	)(c)	N/A
Active Portfolios – Diversified Equity Income	0	(d)	N/A		N/A		0	(d)	N/A		N/A
Commodity Strategy	0	(e)	N/A		N/A		0	(e)	N/A		N/A
Diversified Equity Income(f)	985,710		1,994,909		2,471,025		100,190		280,285		469,210
Dividend Opportunity(g)	3,377,748		1,576,417		1,058,723		1,594,822		444,443		175,949
Flexible Capital Income	11,959	(e)	N/A		N/A		4,109	(e)	N/A		N/A
High Yield Bond	973,589		941,458		1,321,507		162,621		133,482		297,716
Mid Cap Value Opportunity(h)	266,582		637,323		740,978		(4,014)		61,919		27,902
Multi-Advisor Small Cap Value	177,139		282,634		305,205		14,745		66,160		56,453
Select Large-Cap Value(i)	42,518		120,151		120,615		38,014		98,112		88,311
Select Smaller-Cap Value(j)	52,720		202,206		183,546		11,205		68,532		33,457
Seligman Communications and Information(k)	1,110,624		2,580,026		3,163,223		1,000,123		2,320,119		2,702,884
U.S. Government Mortgage	522,439		115,517		109,683		263,615		16,143		(17,796)

Statement of Additional Information – June 1, 2013	Page 116

	Sales charges paid to Distributor				Amount retained after paying commissions and other expenses
Fund	2012	2011		2010	2012	2011	2010
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(l)	$344,970	$313,281		$572,842	$62,911	$126,310	$100,280
Floating Rate	272,294	594,876		240,774	(34,869)	46,944	(11,075)
Global Opportunities(p)	637,364	926,592		1,306,148	48,405	98,387	98,496
Income Opportunities	1,121,899	863,014		1,196,954	145,988	61,113	271,045
Inflation Protected Securities	248,000	146,207		236,120	31,189	(11,904)	15,969
Large Core Quantitative	1,304,280	529,681		1,610,548	437,825	(468,394)	377,765
Large Growth Quantitative(m)	51,584	45,329		66,276	19,447	14,046	20,395
Large Value Quantitative(n)	11,416	34,889		8,953	7,676	24,983	2,821
Limited Duration Credit	582,376	594,441		1,033,053	(195,364)	(110,348)	119,494
Minnesota Tax-Exempt(o)	512,917	376,847		551,051	(52,413)	(64,338)	2,712
Money Market	50,522	67,101		106,803	50,522	67,101	106,058
For funds with fiscal period ending August 31
Marsico Flexible Capital	59,425	173,179	(q)	N/A	17,356	59,141 (q)	N/A
For funds with fiscal period ending October 31
Absolute Return Currency and Income	9,253	11,309		16,140	(9,184)	(13,185)	(14,128)
Asia Pacific ex-Japan	518	5,187		0	747	3,826	0
Emerging Markets Bond	614,265	469,999		203,192	430,924	318,887	90,529
European Equity	54,053	60,164		76,299	20,078	16,268	23,361
Global Bond	178,419	138,452		222,999	49,999	15,289	26,401
Global Equity	169,550	224,680		283,968	25,296	33,788	38,823
Seligman Global Technology	271,011	430,051		584,870	131,283	253,578	334,231

*	Capital Allocation Moderate Aggressive, Capital Allocation Moderate Conservative LifeGoal Growth and Masters International Equity $79,808, $15,731, $46,518 and $1,970 respectively, of the fee paid was to the funds’ previous distributor.

**	A portion of the amount shown was retained by the funds’ distributor and the previous distributor.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

Statement of Additional Information – June 1, 2013	Page 117

(l)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Dec. 1, 2010 to Nov. 30, 2011 and Dec. 1, 2009 to Nov. 30, 2010, respectively. For the fiscal year from Dec. 1, 2008 to Nov. 30, 2009, the sales charges paid were $477,836 and the amount retained after paying commissions and other expenses was $100,280.

(m)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $69,425 and the amount retained after paying commissions and other expenses was $15,099.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $2,270 and the amount retained after paying commissions and other expenses was $566.

(o)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Sept. 1, 2010 to Aug. 31, 2011 and Sept. 1, 2009 to Aug. 31, 2010, respectively. For the fiscal year from Sept. 1, 2008 to Aug. 31, 2009, the sales charges paid were $406,782 and the amount retained after paying commissions and other expenses was $84,001.

(p)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $2,055,294 and the amount retained after paying commissions and other expenses was $347,495.

(q)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(r)	The fund changed its fiscal year end in 2012 from March 31 to Jan. 31. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to January 31, 2012. For the fiscal year ended 2011, the information shown is for April 1, 2010 to March 31, 2011.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

DISTRIBUTION AND SERVICING PLANS

The Trusts have adopted distribution and/or shareholder servicing plans for the Class A, Class B shares, Class C shares, Class R shares, Class T shares and Class W shares of the funds and a combined shareholder servicing and distribution plan for Class A shares. See the cover of this SAI for information about which funds offer which classes of shares.

The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A (Series of CFST)	None	None	0.25%(a)
Class A (Series of CFSTII)	up to 0.25%	up to 0.25%	0.25%(b)
Class B	0.75%	0.25%	1.00%(c)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class K	None	None(d)	None
Class R (Series of CFST)	0.50%	—(e)	0.50%
Class R (Series of CFSTII)	up to 0.50%	up to 0.25%	0.50%(a),(e)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(f)	0.50%(f)
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Y	None	None	None
Class Z	None	None	None

(a)	Series of CFST pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund. Compensation paid to selling agents may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

Statement of Additional Information – June 1, 2013	Page 118

(c)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective January 1, 2013, the distributor has voluntarily agreed to waive the 0.75% 12b-1 fees it receives from Class B shares of Columbia Seligman Communications and Information Fund. Compensation paid to selling agents may be suspended to the extent of the distributor’s waiver of the 12b-1 fees for this class. This voluntary waiver may be revised or terminated at any time without notice to shareholders. Class B shares are closed to new and existing investors.

(d)	Under a Plan Administration Services Agreement, the funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. Shareholder services fees for Class K shares are not paid pursuant to a Rule 12b-1 plan.

(e)	Class R shares of series of CFST pay a distribution fee pursuant to a fund’s distribution (Rule 12b-1) plan for Class R shares and do not have a shareholder service plan for Class R shares. Series of CFSTII have a distribution and shareholder service plan for Class R shares pursuant to which the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets attributable to Class R shares of the funds, of which amount, up to 0.25% may be reimbursed for shareholder service expenses.

(f)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity funds and 0.40% for fixed income funds. The funds currently limit such fees to a maximum of 0.30% for equity funds and 0.15% for fixed income funds. See Class T Shares Shareholder Service Fees below for more information.

Plans for Series of CFST. The shareholder servicing plans permit the funds to compensate or reimburse servicing agents for the shareholder services they have provided. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the distributor and Ameriprise Financial.

Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the funds by a vote of a majority of the Independent Trustees.

The Trustees believe the distribution plans could be a significant factor in the growth and retention of a fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of fund shareholders. The distribution plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The distribution plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the distribution plans must be approved by the Trustees in the manner provided in the foregoing sentence. The distribution plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Prior to October 27, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Statement of Additional Information – June 1, 2013	Page 119

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending January 31
Capital Allocation Aggressive	$1,190,622	$429,176	$353,645	$309	N/A	N/A	N/A
Capital Allocation Conservative	662,668	217,784	405,824	194	N/A	N/A	N/A
Capital Allocation Moderate Aggressive	1,670,123	671,164	846,518	21,558	N/A	$304,498	N/A
Capital Allocation Moderate Conservative	175,652	109,645	241,420	9,231	N/A	N/A	N/A
Capital Allocation Moderate	3,174,852	1,039,476	1,191,298	830	N/A	N/A	N/A
Income Builder	1,855,238	368,552	795,063	738	N/A	N/A	N/A
LifeGoal Growth	1,346,261	696,385	887,876	16,889	N/A	N/A	N/A
Masters International Equity	54,564	17,208	47,453	324	N/A	N/A	N/A
For funds with fiscal period ending February 29
Equity Value(a)	1,473,424	206,910	39,614	125	$17	N/A	$16,446
For funds with fiscal period ending April 30
Recovery and Infrastructure	1,310,666	176,205	430,769	1,069	N/A	N/A	N/A
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	263	25	25	13	N/A	N/A	71,244
Absolute Return Enhanced Multi-Strategy	107,278	739	38,612	14	N/A	N/A	29,813
Absolute Return Multi-Strategy	89,936	1,408	40,581	12	N/A	N/A	61,184
Active Portfolios – Diversified Equity Income(b)	151,442	N/A	N/A	N/A	N/A	N/A	N/A
Commodity Strategy(c)	N/A	N/A	N/A	N/A	N/A	N/A	5
Diversified Equity Income(d)	5,077,594	1,003,096	393,212	38,114	96,658	N/A	6
Dividend Opportunity(e)	5,005,889	487,813	809,770	9,215	N/A	N/A	43,337
Flexible Capital Income(c)	7,364	N/A	748	10	N/A	N/A	2,730
High Yield Bond	2,973,502	391,250	722,522	35,506	18,657	N/A	124,092
Mid Cap Value Opportunity(f)	1,557,669	356,346	239,324	52,596	87,653	N/A	6
Multi-Advisor Small Cap Value	678,460	209,901	91,536	14,201	6,607	N/A	N/A
Select Large-Cap Value(g)	266,072	13,140	197,518	23,835	N/A	N/A	33,703
Select Smaller-Cap Value(h)	326,671	59,042	155,353	21,497	N/A	N/A	N/A
Seligman Communications and Information(i)	2,972,107	240,819	3,097,616	94,009	28	N/A	N/A
U.S. Government Mortgage	1,400,959	102,783	208,078	N/A	N/A	N/A	N/A
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(j)	1,011,032	23,496	76,718	N/A	N/A	N/A	N/A
Floating Rate	853,780	96,616	431,247	538	N/A	N/A	11
Global Opportunities(n)	1,684,555	407,534	262,884	18	N/A	N/A	N/A
Income Opportunities	2,021,682	324,449	1,203,866	1,233	N/A	N/A	41
Inflation Protected Securities	786,304	96,736	203,562	17,259	N/A	N/A	94,926
Large Core Quantitative	6,836,111	1,068,779	237,624	14,699	N/A	N/A	288,418
Large Growth Quantitative(k)	638,834	13,799	18,063	36	N/A	N/A	182,235
Large Value Quantitative(l)	25,743	9,211	15,218	29	N/A	N/A	126,416
Limited Duration Credit	1,466,107	86,995	833,009	N/A	N/A	N/A	36,971
Minnesota Tax-Exempt(m)	898,623	24,990	272,908	N/A	N/A	N/A	N/A
Money Market	N/A	133,260	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Marsico Flexible Capital(o)	125,572	N/A	104,588	261	N/A	N/A	N/A

Statement of Additional Information – June 1, 2013	Page 120

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending October 31
Absolute Return Currency and Income	$87,856	$5,850	$30,000	N/A	N/A	N/A	$33,850
Asia Pacific ex-Japan	1,384	N/A	481	$350	N/A	N/A	N/A
Emerging Markets Bond	513,995	29,087	331,847	10,629	N/A	N/A	161,960
European Equity	133,417	19,670	15,294	N/A	N/A	N/A	2
Global Bond	530,233	80,226	67,122	25	N/A	N/A	89,390
Global Equity	894,993	143,954	194,640	321	N/A	N/A	7
Seligman Global Technology	883,784	110,911	721,088	47,020	N/A	N/A	N/A

*	Prior to October 27, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Dec. 1, 2011 to July 31, 2012. For the fiscal year from Dec. 1, 2010 to Nov. 30, 2011, the 12b-1 fees paid were $1,440,043 for Class A, $54,308 for Class B and $90,240 for Class C.

(k)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $879,911 for Class A, $24,630 for Class B, $19,012 for Class C, $45 for Class R and $304,053 for Class W.

(l)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $23,190 for Class A, $10,377 for Class B, $11,695 for Class C, $38 for Class R, $120,792 for Class T and $299,319 for Class W.

(m)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from Sept. 1, 2011 to July 31, 2012. For the fiscal year from Sept. 1, 2010 to Aug. 31, 2011, the 12b-1 fees paid were $832,167 for Class A, $46,928 for Class B and $222,304 for Class C.

(n)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to July 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $2,277,282 for Class A, $678,292 for Class B, $350,699 for Class C and $21 for Class R.

(o)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

Class T Shares Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity funds and not more than 0.15% for fixed income funds. With respect to those funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The funds consider “administrative support services” to

Statement of Additional Information – June 1, 2013	Page 121

include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the funds, (iii) processing dividend payments, (iv) providing sub-accounting services for fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of fund shares and (viii) other similar services.

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of December 31, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 22. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Absolute Return Currency and Income Fund	$48,000	11.37%	$30,000	1.02%
Columbia Absolute Return Emerging Markets Macro Fund	N/A	N/A	N/A	N/A
Columbia Absolute Return Enhanced Multi-Strategy Fund	5,000	7.98%	13,000	0.28%
Columbia Absolute Return Multi-Strategy Fund	13,000	10.10%	12,000	0.29%
Columbia AMT-Free Tax-Exempt Bond Fund	280,000	10.98%	115,000	0.70%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	2,000	1.83%
Columbia Capital Allocation Aggressive Portfolio	1,898,000	4.99%	229,000	0.63%
Columbia Capital Allocation Conservative Portfolio	1,967,000	9.94%	306,000	0.69%
Columbia Capital Allocation Moderate Aggressive Portfolio	1,641,000	3.02%	50,000	0.06%
Columbia Capital Allocation Moderate Conservative Portfolio	469,000	5.45%	29,000	0.12%
Columbia Capital Allocation Moderate Portfolio	6,280,000	6.77%	1,727,000	1.36%
Columbia Commodity Strategy Fund	N/A	N/A	N/A	N/A
Columbia Flexible Capital Income Fund	N/A	N/A	2,000	0.48%
Columbia Diversified Equity Income Fund	9,427,000	9.27%	708,000	1.27%
Columbia Dividend Opportunity Fund	3,492,000	7.22%	1,279,000	0.59%
Columbia Emerging Markets Bond Fund	163,000	5.34%	331,000	0.63%
Columbia Equity Value Fund	914,000	7.42%	52,000	1.34%
Columbia European Equity Fund	110,000	7.18%	29,000	1.31%
Columbia Floating Rate Fund	874,000	11.25%	392,000	0.74%
Columbia Global Bond Fund	800,000	14.22%	104,000	1.18%
Columbia Global Equity Fund	912,000	8.32%	1,418,000	8.44%
Columbia Global Opportunities Fund	4,154,000	10.50%	387,000	1.18%
Columbia High Yield Bond Fund	2,530,000	9.61%	8,679,000	9.83%
Columbia Income Builder Fund	4,602,000	13.52%	614,000	0.64%
Columbia Income Opportunities Fund	2,236,000	9.33%	479,000	0.34%
Columbia Inflation Protected Securities Fund	926,000	13.73%	213,000	0.94%
Columbia Large Core Quantitative Fund	7,182,000	8.87%	1,303,000	4.87%
Columbia Large Growth Quantitative Fund	108,000	9.78%	22,000	0.91%
Columbia Large Value Quantitative Fund	25,000	3.41%	6,000	0.26%
Columbia LifeGoal Growth Portfolio	2,429,000	4.05%	1,556,000	1.79%
Columbia Limited Duration Credit Fund	701,000	10.38%	754,000	0.77%
Columbia Marsico Flexible Capital Fund	N/A	N/A	49,000	0.39%
Columbia Masters International Equity Portfolio	2,000	0.12%	2,000	0.05%
Columbia Mid Cap Growth Opportunity Fund	1,423,000	8.33%	99,000	1.22%

Statement of Additional Information – June 1, 2013	Page 122

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Mid Cap Value Opportunity Fund	$2,220,000	6.27%	$374,000	1.32%
Columbia Minnesota Tax-Exempt fund	131,000	7.41%	322,000	0.81%
Columbia Money Market Fund	4,633,000	39.18%	260,000	2.24%
Columbia Multi-Advisor Small Cap Value Fund	1,151,000	9.73%	124,000	1.37%
Columbia Recovery and Infrastructure Fund	48,000	0.40%	81,000	0.24%
Columbia Select Large-Cap Value Fund	38,000	1.60%	2,819,000	6.17%
Columbia Select Smaller-Cap Value Fund	731,000	9.25%	2,679,000	7.93%
Columbia Seligman Communications and Information Fund	503,000	1.26%	20,506	0.00%
Columbia Seligman Global Technology Fund	227,000	3.01%	4,527,000	6.97%
Columbia U.S. Government Mortgage Fund	985,000	13.97%	495,000	0.73%

OTHER ROLES AND RELATIONSHIPS OF AMERIPRISE FINANCIAL AND ITS AFFILIATES – CERTAIN CONFLICTS OF INTEREST

As described above in the Investment Management and Other Services section of this SAI, and in the Primary Service Providers section of each Fund’s prospectuses, the Investment Manager, an affiliate of Ameriprise Financial, receives compensation from the Funds for the various services it provides to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund’s registration statement.

In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates, if applicable, for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Advisers Act, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Investment Manager’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Investment Manager and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

Statement of Additional Information – June 1, 2013	Page 123

Columbia Management serves as investment adviser to registered open-end and closed-end funds and other separate accounts with investment programs that are substantially similar to that of the Funds (“Comparable Accounts”). The Funds may have substantially similar investment portfolios as these Comparable Accounts, and the Funds’ portfolio holdings, which will form the basis of the Funds’ net asset value on each business day, will be disclosed before the opening of trading that day. At the time of the Funds’ disclosure of their portfolio holdings, the Comparable Accounts may have unexecuted portfolio transactions outstanding or be in the process of implementing changes to their portfolios. In order to prevent the disclosure of the Funds’ portfolios from signaling or providing information to the market about upcoming transactions for the Comparable Accounts, the Investment Manager may, from time to time, delay implementing portfolio changes in a security for a Fund or delay allocating investment opportunities to a Fund until such time as the Comparable Accounts have completed their purchase or sale orders for that security. For example, if a purchase or sale of a security in the Comparable Accounts requires several days to implement, a Fund may be delayed in engaging in its purchase or sale of the same security until the last day that trading in the security is completed for the Comparable Accounts. However, if a purchase or sale of securities for Comparable Accounts is expected to be completed in a single trading day, a Fund and the Comparable Accounts would generally trade together. As a result, portfolio decisions may not be made for the Funds concurrently with the portfolio decision for the Comparable Accounts, notwithstanding that the Funds and the Comparable Accounts have substantially similar objectives, policies, strategies, and risks, or that an investment opportunity may be appropriate for both a Fund and the Comparable Accounts. By the time a portfolio decision is implemented for a Fund, the price for the security may be different than the price at the time the decision is made for the Comparable Accounts, and due to the Comparable Accounts’ transactions in the security or other market movements, the price for the security may be less favorable for a Fund.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts or for their own proprietary accounts that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Ameriprise Financial and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make

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investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Investment Advisory Services – Portfolio Manager(s) – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Ameriprise Financial and its affiliates also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be (and often will not be), aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Certain Trading Activities

The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board and the Investment Manager have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial and it’s Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.

Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options

Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with

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brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds of funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.

Ameriprise Financial and its affiliates, including the Investment Manager, may, subject to applicable legal and regulatory requirements, make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist.

ADDITIONAL SELLING AGENT PAYMENTS

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described

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above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

As of April 2013, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates

•	ADP Broker-Dealer, Inc.
•	American Century Investment Management, Inc.
•	American United Life Insurance Co.
•	Ameriprise Financial Services, Inc.*
•	Ascensus, Inc.
•	AXA Advisors
•	AXA Equitable Life Insurance
•	Bank of America, N.A.
•	Benefit Plan Administrators
•	Benefit Trust
•	Charles Schwab & Co., Inc.
•	Charles Schwab Trust Co.
•	Clearview Correspondent Services/BB&T Securities
•	Davenport & Company
•	City National Bank
•	CPI Qualified Plan Consultants, Inc.
•	Daily Access Concepts, Inc.
•	Digital Retirement Solutions
•	Edward D. Jones & Co., LP
•	ExpertPlan
•	Fidelity Brokerage Services Inc.
•	Fidelity Investments Institutional Operations Co.
•	Guardian Life and Annuity Company Inc.
•	Genworth Life and Annuity Insurance Company
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution
•	HD Vest
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Life Insurance and Annuity Company
•	ING Institutional Plan Services, LLP
•	Janney Montgomery Scott, Inc.
•	JJB Hilliard Lyons
•	John Hancock Life Insurance Company (USA)
•	John Hancock Life Insurance Company of New York
•	JP Morgan Retirement Plan Services LLC
•	Lincoln National Life Insurance Company
•	Lincoln Retirement Services
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company
•	Massachusetts Mutual Life Insurance Company
•	Mercer HR Services, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Co.
•	Morgan Stanley Smith Barney
•	Morgan Keegan & Company
•	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
•	National Financial Services
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	New York State Deferred Compensation Plan
•	NYLife Distributors LLC
•	Oppenheimer
•	Plan Administrators, Inc.
•	PNC Bank
•	Principal Life Insurance Company of America
•	Prudential Insurance Company of America
•	Prudential Retirement Insurance & Annuity Company
•	Pershing LLC
•	Raymond James & Associates
•	RBC Capital Markets
•	Reliance Trust
•	Robert W. Baird & Co., Inc.
•	Standard Insurance Company
•	Stifel Nicolaus & Co.
•	TD Ameritrade Clearing, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company
•	Teachers Insurance and Annuity Association of America
•	Transamerica Advisors Life Insurance Company
•	Transamerica Life Insurance Company
•	T. Rowe Price Group, Inc.
•	UBS Financial Services, Inc.
•	U.S. Trust/Bank of America
•	Unified Trust Company, N.A.
•	Upromise Investments, Inc.
•	USAA Investment Management Co
•	Vanguard Group, Inc.
•	VALIC Retirement Services Company
•	Wells Fargo Advisors
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement & Institutional Services Company
•	Xerox HR Solutions

*	Ameriprise Financial affiliate

The Distributor and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.

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Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

As described herein and in its prospectus, Columbia Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Columbia Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Columbia Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Columbia Commodity Strategy Fund maintains oversight responsibility for investment activities of

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the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

As noted above, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to a separate Investment Management Services Agreement with Columbia Management and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Columbia Commodity Strategy Fund. Additionally, the Subsidiary has entered into a separate Administrative Services Agreement with Columbia Management for administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with PricewaterhouseCoopers LLP to serve as the Subsidiary’s independent auditor. Financial statements prior to August 31, 2012 were audited by Ernst & Young LLP, the Subsidiary’s former independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Columbia Commodity Strategy Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Columbia Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Columbia Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxes — The Subsidiary” for information about certain tax aspects of Columbia Commodity Strategy Fund’s investment in the Subsidiary.

PRICING AND BOOKKEEPING SERVICES (WITH RESPECT TO CFST SERIES ONLY)

Prior to August 8, 2011, State Street Bank & Trust Company (“State Street”) provided certain pricing and bookkeeping services to the series of CFST. The funds’ administrator was responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, CFST entered into a Financial Reporting Services Agreement with State Street and Columbia Management Advisors, LLC (the “Previous Administrator” and the “Previous Adviser”) (the “Financial Reporting Services Agreement”) pursuant to which State Street provided financial reporting services to the series of CFST. Also effective December 15, 2006, CFST entered into an Accounting Services Agreement with State Street and the Previous Adviser (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provided accounting services to the series of CFST. Effective May 1, 2010, the State Street Agreements were amended to, among other things, assign and delegate the Previous Adviser’s rights and obligations under the State Street Agreements to the funds’ administrator. Under the State Street Agreements, each fund (except Columbia Capital Allocation Moderate

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Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia LifeGoal Growth Portfolio and Columbia Masters International Equity Portfolio) paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the fund for the month. The aggregate fee for a fund during any year did not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). Each fund (except Capital Allocation Portfolios that are series of CFST and Columbia LifeGoal Growth Portfolio) also reimbursed State Street for certain out-of-pocket expenses and charges. The State Street Agreements were terminated on August 8, 2011.

Pricing and Bookkeeping Fees Paid by the Funds

Under the State Street Agreements, Columbia Masters International Equity Portfolio paid State Street an annual fee of $26,000 paid monthly. Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia LifeGoal Growth Portfolio did not pay any separate fees for services rendered under the State Street Agreements and the fees for pricing and bookkeeping services incurred by the them were paid as part of the management fee.

The fund’s investment manager, the Previous Adviser and State Street received fees from Columbia Masters International Equity Portfolio in the amount of $0 for the fiscal year ended January 31, 2013, $89 (all of which was paid to the fund’s investment manager) for the fiscal period ended January 31, 2012, $26,348 (all of which was paid to State Street) for the fiscal year ended March 31, 2011 and $26,283 (all of which was paid to State Street) for the fiscal year ended March 31, 2010.

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Organizational Information

The Trusts are open-end management investment companies registered under the 1940 Act with headquarters at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268. CFST was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust. CFSTII was organized as a Massachusetts business trust on January 27, 2006. On March 7, 2011, CFSTII changed its name from RiverSource Series Trust to Columbia Funds Series Trust II and prior to September 11, 2007, was known as RiverSource Retirement Series Trust.

Description of the Trust’s Shares

The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that fund without thereby changing the proportionate beneficial interests in that fund and to divide such shares into classes. Most of the Trusts’ series are authorized to issue multiple classes of shares. Such classes are designated as Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class Y and Class Z. Each share of a class of a fund represents an equal proportional interest in that fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Board. However, different share classes of a fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Subject to certain limited exceptions discussed in each fund’s prospectuses and in this SAI, a fund may no longer be accepting new investments from current shareholders or prospective investors in general or with respect to one or more classes of shares. The funds, however, may at any time and without notice, accept new investments in general or with respect to one or more previously closed classes of shares.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the funds’ shares, other than the possible future termination of the funds. The funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the funds will continue indefinitely.

Shareholder Liability

CFST. CFST is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the series of CFST will not be personally liable for payment of the funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the funds’ obligation only if the funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

CFSTII. CFSTII is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of CFSTII, or of any series in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a series of CFSTII is charged or held to be personally liable for any obligation or liability of the Trust, or of any series of the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, CFSTII (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that CFSTII may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of CFSTII are not binding upon the Trustees individually, butonly upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of

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judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Dividend Rights

The shareholders of a fund are entitled to receive any dividends or other distributions declared for the fund. No shares have priority or preference over any other shares of the funds with respect to distributions. Distributions will be made from the assets of the funds, and will be paid pro rata to all shareholders of each fund (or class) according to the number of shares of each fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law (in the case of CFST) or Massachusetts business trust law (in the case of CFSTII). Each whole share (or fractional share) outstanding on the record date established in accordance with the Declaration of Trust shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trusts. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of each Trust have equal voting rights and will be voted in the aggregate, and not by fund, except where voting by fund is required by law or where the matter involved only affects one fund. For example, a change in a fund’s fundamental investment policy affects only one fund and would be voted upon only by shareholders of the fund involved. Additionally, approval of an investment advisory agreement or investment subadvisory agreement, since it only affects one fund, is a matter to be determined separately by each fund. Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trusts are not required to hold, and have no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of a Trust or the funds, shareholders of the funds are entitled to receive the assets attributable to the relevant class of shares of the funds that are available for distribution and to a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with fund shares.

Conversion Rights

Conversion features and exchange privileges are described in the funds’ prospectuses and Appendix S to this SAI.

Redemptions

Each fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.

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Sinking Fund Provisions

The Trusts have no sinking fund provisions.

Calls or Assessment

All fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by each applicable Trust.

Table 23. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Series Trust(1)	10/22/99		Business Trust	DE
Columbia Capital Allocation Moderate Aggressive Portfolio(20)		10/15/96			1/31(21)	Yes
Columbia Capital Allocation Moderate Conservative Portfolio(20)		10/15/96			1/31(21)	Yes
Columbia LifeGoal Growth Portfolio		10/15/96			1/31(21)	Yes
Columbia Masters International Equity Portfolio		2/15/06			1/31(21)	Yes
Columbia Funds Series Trust II(1),(2)	1/27/06		Business Trust	MA	4/30
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Active Portfolios – Diversified Equity Income Fund		4/20/12			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(3)		11/24/76			7/31(18)	Yes
Columbia Asia Pacific ex-Japan Fund(3)		7/15/09			10/31	Yes
Columbia Capital Allocation Aggressive Portfolio(20)		3/4/04			1/31	Yes
Columbia Capital Allocation Conservative Portfolio(20)		3/4/04			1/31	Yes
Columbia Capital Allocation Moderate Portfolio (20)		3/4/04			1/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			5/31(16)	Yes
Columbia Dividend Opportunity Fund(5)		8/1/88			5/31(6)	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Equity Value Fund		5/14/84			2/29(9)	Yes
Columbia European Equity Fund(7),(8)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(7),(8),(10)		5/29/90			10/31	Yes
Columbia Global Opportunities Fund(14),(20)		1/23/85			7/31(19)	Yes
Columbia High Yield Bond Fund(4)		12/8/83			5/31	Yes
Columbia Income Builder Fund(3)		2/16/06			1/31(13)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(3),(14)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(3)		5/17/07			7/31(19)	Yes
Columbia Large Value Quantitative Fund(3)		8/1/08			7/31(19)	Yes
Columbia Limited Duration Credit Fund(3)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Value Opportunity Fund(3)		2/14/02			5/31(16)	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			7/31(15)	No
Columbia Money Market Fund(3)		10/6/75			7/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(3),(8)		6/18/01			5/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	Yes

Statement of Additional Information – June 1, 2013	Page 133

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Select Large-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Select Smaller-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Seligman Communications and Information Fund(3)		6/23/83			5/31(17)	No
Columbia Seligman Global Technology Fund(3)		5/23/94			10/31	No
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust. Prior to Sept. 26, 2005, Columbia Funds Series Trust was known as Nations Funds Trust.
(2)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(3)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.
(4)	Effective June 27, 2003, Extra Income Fund changed its name to High Yield Bond Fund.
(5)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6)	Effective in 2012, the fiscal year end was changed from June 30 to May 31.
(7)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund and Global Equity Fund changed its name to Threadneedle Global Equity Fund.
(8)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund.
(9)	Effective in 2012, the fiscal year end was changed from March 31 to February 29.
(10)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(11)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(12)	Effective in 2011, the fiscal year end was changed from Dec. 31 to Nov. 30.
(13)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(14)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund.
(15)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31. Effective in 2012, the fiscal year end was changed from Aug. 31 to July 31.
(16)	Effective in 2012, the fiscal year end was changed from Sept. 30 to May 31.
(17)	Effective in 2012, the fiscal year end was changed from Dec. 31 to May 31.
(18)	Effective in 2012, the fiscal year end was changed from Nov. 30 to July 31.
(19)	Effective in 2012, the fiscal year end was changed from Sept. 30 to July 31.
(20)	Effective Dec. 14, 2012, Columbia Portfolio Builder Aggressive Fund changed its name to Columbia Capital Allocation Aggressive Portfolio, Columbia Portfolio Builder Conservative Fund changed its name to Columbia Capital Allocation Conservative Portfolio, Columbia Portfolio Builder Moderate Fund changed its name to Columbia Capital Allocation Moderate Portfolio, Columbia LifeGoal Balanced Growth Portfolio changed its name to Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia LifeGoal Income and Growth Portfolio changed its name to Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Strategic Allocation Fund changed its name to Columbia Global Opportunities Fund. Effective Sept. 26, 2005, Nations LifeGoal Balanced Growth Portfolio changed its name to Columbia LifeGoal Balanced Growth Portfolio and Nations LifeGoal Income and Growth Portfolio changed its name to Columbia LifeGoal Income and Growth Portfolio.
(21)	Prior to Jan. 31, 2012, the fund’s fiscal year ended March 31.

Statement of Additional Information – June 1, 2013	Page 134

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 24. Trustees

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009	Board Governance, Compliance, Contracts, Investment Review
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Compliance, Executive, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None	Audit, Investment Review

Statement of Additional Information – June 1, 2013	Page 135

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	129	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None	Audit, Compliance Investment Review
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Board Governance, Contracts, Investment Review

Statement of Additional Information – June 1, 2013	Page 136

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002	Board Governance, Compliance, Contracts, Executive, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1983 - 1997	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007	Contracts, Compliance, Investment Review
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003 - 2010	131	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Audit, Executive, Investment Review

Statement of Additional Information – June 1, 2013	Page 137

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – June 1, 2013	Page 138

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012 and President –U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012 (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – June 1, 2013	Page 139

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 25. Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – June 1, 2013	Page 140

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008 – November 2008 (previously, Managing Director and Associate General Counsel, January 2005 – July 2008)
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to

Statement of Additional Information – June 1, 2013	Page 141

develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in the above table.

Statement of Additional Information – June 1, 2013	Page 142

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO/Chairman	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Paglia	NY	X		X				X
Richie	MI	X	X		X
Santomero	PA		X	X	X		X	X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

Statement of Additional Information – June 1, 2013	Page 143

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 26. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	7	5	6	1	6	6
For funds with fiscal period ending February 29	7	5	6	0	6	7
For funds with fiscal period ending April 30	7	5	6	1	6	7
For funds with fiscal period ending May 31	7	5	6	1	6	7
For funds with fiscal period ending June 30	6	5	6	0	6	8
For funds with fiscal period ending July 31	7	5	6	1	6	8
For funds with fiscal period ending August 31	7	5	6	1	6	8
For funds with fiscal period ending September 30	6	5	6	0	6	8
For funds with fiscal period ending October 31	7	5	6	1	6	6
For funds with fiscal period ending November 30	6	5	6	0	6	8
For funds with fiscal period ending December 31	6	5	6	0	6	7

Statement of Additional Information – June 1, 2013	Page 144

TRUSTEES HOLDINGS

The following table shows the Trustees’ dollar range of equity securities beneficially owned on Dec. 31, 2012 of each individual fund owned by a Trustee, and the aggregate dollar range of equity securities of all funds overseen by the Trustees.

Table 27. Trustee Holdings

Based on net asset values as of Dec. 31, 2012:

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Columbia Dividend Opportunity Fund	Over $100,000	Over $100,000
	Columbia Emerging Markets Bond Fund	Over $100,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Income Opportunities Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Tax-Exempt Fund	$1-$10,000
	Columbia U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Columbia Balanced Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Convertible Securities Fund(a)	$10,001-$50,000
	Columbia Large Cap Core Fund(a)	Over $100,000
	Columbia Large Cap Enhanced Core Fund(a)	$10,001-$50,000
	Columbia Large Cap Value Fund(a)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	$10,001-$50,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Seligman Global Technology Fund	$10,001-$50,000
	Columbia Short Term Bond Fund(a)	Over $100,000
	Columbia Small Cap Growth Fund	$1-$10,000
	Columbia Small Cap Value Fund II	$1-$10,000

Statement of Additional Information – June 1, 2013	Page 145

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Pamela Carlton	Columbia Absolute Return Emerging Markets Macro Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Absolute Return Enhanced Multi-Strategy Fund(a)	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund(a)	$10,001-$50,000
	Columbia Convertible Securities Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund(a)	$10,001-$50,000
	Columbia Floating Rate Fund(a)	$50,001-$100,000
	Columbia Global Equity Fund(a)	$50,001-$100,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Inflation Protected Securities Fund	$10,001-$50,000
	Columbia Large Cap Enhanced Core Fund	$10,001-$50,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Select Large Cap Growth Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund(a)	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Short Term Bond Fund	$50,001-$100,000
	Columbia U.S. Government Mortgage Fund	$10,001-$50,000
	Tri-Continental Corporation	$10,001-$50,000
William Carmichael	Columbia Absolute Return Currency and Income Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Energy and Natural Resources Fund(a)	$50,001-$100,000
	Columbia International Value Fund	Over $100,000
	Columbia Marsico Growth Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$50,001-$100,000
	Columbia Mid Cap Growth Fund(a)	Over $100,000
	Columbia Mid Cap Value Fund(a)	Over $100,000
	Columbia Pacific/Asia Fund(a)	$50,001-$100,000
	Columbia Real Estate Equity Fund(a)	$50,001-$100,000
	Columbia Small Cap Growth Fund II(a)	$50,001-$100,000
	Columbia Value and Restructuring Fund(a)	Over $100,000
Patricia M. Flynn	Columbia Emerging Markets Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Global Opportunities Fund	$10,001-$50,000
	Columbia Large Cap Index Fund(a)	$50,001-$100,000
	Columbia Masters International Equity Portfolio(a)	$50,001-$100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Multi-Adviser International Equity Fund(a)	$50,001-$100,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

Statement of Additional Information – June 1, 2013	Page 146

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Hawkins	Columbia Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia International Value Fund(a)	$50,001-$100,000
	Columbia Mid Cap Index Fund(a)	$50,001-$100,000
	Columbia Money Market Fund(a)	$1-$10,000
R. Glenn Hilliard	Columbia Dividend Opportunity Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Global Equity Fund(a)	$10,001-$50,000
	Columbia High Yield Bond Fund(a)	$50,001-$100,000
	Columbia Income Opportunities Fund(a)	$50,001-$100,000
	Columbia International Value Fund(a)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	Over $100,000
	Columbia Marsico International Opportunities Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Multi-Advisor International Equity Fund(a)	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia Absolute Return Enhanced Multi-Strategy Fund(a)	$10,001-$50,000	Over $100,000(b)
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund(a)	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund(a)	$50,001-$100,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Income Opportunities Fund(a)	Over $100,000
	Columbia Large Growth Quantitative Fund(a)	$10,001-$50,000
	Columbia Limited Duration Credit Fund(a)	Over $100,000
	Columbia Marsico Global Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Select Large-Cap Value Fund(a)	Over $100,000
	Columbia Select Smaller-Cap Value Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
Catherine James Paglia	Columbia Contrarian Core Fund(a)	Over $100,000	Over $100,000(b)
	Columbia Flexible Capital Income Fund(a)	Over $100,000
	Columbia Money Market Fund(a)	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – June 1, 2013	Page 147

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Leroy C. Richie	Columbia Acorn International Fund	$1-$10,000	Over $100,000
	Columbia Balanced Fund	$1-$10,000
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Cap Growth Fund	$1-$10,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Mid Cap Growth Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Columbia Short Term Bond Fund	$1-$10,000
	Columbia Tax Exempt Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Columbia Limited Duration Credit Fund	Over $100,000	Over $100,000(b)
	Columbia Short Term Bond Fund(a)	Over $100,000
Minor Shaw	Columbia Convertible Securities Fund(c)	$10,001-$50,000	Over $100,000(b)
	Columbia Dividend Income Fund(a)	Over $100,000
	Columbia Dividend Opportunity Fund(a),(c)	$10,001-$50,000
	Columbia Emerging Markets Bond Fund(c)	$10,001-$50,000
	Columbia European Equity Fund(c)	$50,001-$100,000
	Columbia Income Opportunities Fund(c)	$10,001-$50,000
	Columbia Large Cap Index Fund(c)	$10,001-$50,000
	Columbia Marsico Focused Equities Fund(a)	Over $100,000
	Columbia Mid Cap Index Fund(a), (c)	Over $100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Small Cap Index Fund(a), (c)	Over $100,000
	Columbia U.S. Government Mortgage Fund(c)	$10,001-$50,000

Statement of Additional Information – June 1, 2013	Page 148

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Alison Taunton-Rigby	Columbia Balanced Fund(a)	$50,001-$100,000	Over $100,000(b)
	Columbia Dividend Opportunity Fund(a)	Over $100,000
	Columbia Emerging Markets Bond Fund(a)	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Global Opportunities Fund	Over $100,000
	Columbia High Yield Bond Fund(a)	$10,001-$50,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund(a)	$1-$10,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund(a)	Over $100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$1-$10,000
	Tri-Continental Corporation	$1-$10,000
William F. Truscott	Columbia Absolute Return Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	Over $100,000
	Columbia Absolute Return Multi-Strategy Fund	Over $100,000
	Columbia Capital Allocation Aggressive Portfolio	$50,001-$100,000
	Columbia Contrarian Core Fund	$50,001-$100,000
	Columbia Corporate Income Fund	$10,001-$50,000
	Columbia Diversified Bond Fund	$50,001-$100,000
	Columbia Dividend Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Floating Rate Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Global Opportunities Fund	Over $100,000
	Columbia High Yield Bond Fund	$50,001-$100,000
	Columbia Income Opportunities Fund	Over $100,000
	Columbia Large Core Quantitative Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Growth Fund	$10,001-$50,000
	Columbia Mid Cap Value Fund	$50,001-$100,000
	Columbia Mid Cap Value Opportunity Fund	Over $100,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Real Estate Equity Fund	$10,001-$50,000
	Columbia Select Large Cap Growth Fund	$10,001-$50,000

Statement of Additional Information – June 1, 2013	Page 149

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
	Columbia Select Large Cap Value Fund	$50,001-$100,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Columbia Seligman Global Technology Fund	$50,001-$100,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Small Cap Core Fund	$10,001-$50,000
	Columbia Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

(a)	Deferred compensation invested in share equivalents:

A. Boudreau	Columbia Balanced Fund	$10,001-$50,000
	Columbia Convertible Securities Fund	$10,001-$50,000
	Columbia Large Cap Core Fund	$50,001-$100,000
	Columbia Large Cap Enhanced Fund	$10,001-$50,000
	Columbia Large Cap Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Short Term Bond Fund	Over $100,000
B. Carlton	Columbia Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Select Large Cap Value Fund	$10,001-$50,000
C. Carmichael	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Energy and Natural Resources Fund	$50,001-$100,000
	Columbia Mid Cap Growth Fund	Over $I00,000
	Columbia Mid Cap Value Fund	Over $100,000
	Columbia Pacific/Asia Fund	$50,001-$100,000
	Columbia Real Estate Equity Fund	$50,001-$100,000
	Columbia Small Cap Growth Fund II	$50,001-$100,000
	Columbia Value and Restructuring Fund	Over $100,000
D. Flynn	Columbia Emerging Markets Opportunity Fund	$50,001-$100,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Masters International Equity Portfolio	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Multi-Adviser International Equity Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	Over $100,000
E. Hawkins	Columbia Balanced Fund	$50,001-$100,000
	Columbia International Value Fund	$50,001-$100,000
	Columbia Mid Cap Index Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
F. Hilliard	Columbia Dividend Opportunity Fund	$50,001-$100,000
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia High Yield Bond Fund	$50,001-$100,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Marsico International Opportunities Fund	Over $100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	$10,001-$50,000

Statement of Additional Information – June 1, 2013	Page 150

G. Lewis	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Marsico Global Fund	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
H. Paglia	Columbia Contrarian Core Fund	Over $100,000
	Columbia flexible Capital Income Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
I. Shaw	Columbia Dividend Income Fund	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Mid Cap Index Fund	Over $100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Small Cap Index Fund	Over $100,000
J. Santomero	Columbia Short Term Bond Fund	Over $100,000
K. Taunton-Rigby	Columbia Balanced Fund	$50,001-$100,000
	Columbia Dividend Opportunity Fund	$50,001-$100,000
	Columbia Emerging Markets Bond Fund	$10,001-$50,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000

(b)	Total includes deferred compensation invested in share equivalents as well as amounts invested through 529 plans established by the Trustee.

(c)	Ms. Shaw invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various mutual funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

Columbia Dividend Opportunity Fund	$10.001-$50,000
Columbia Large Cap Index Fund	$10,001-$50,000
Columbia Mid Cap Index Fund	$10,001-$50,000
Columbia Small Cap Index Fund	$10,001-$50,000
Columbia European Equity Fund	$50,001-$100,000
Columbia Convertible Securities Fund	$10,001-$50,000
Columbia Income Opportunities Fund	$10,001-$50,000
Columbia U.S. Government Mortgage Fund . . .	$10,001-$50,000
Columbia Emerging Markets Bond Fund	$10,001-$50,000

As of 30 days prior to the date of this filing, the Trustees and officers as a group owned 13.97% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia fund.

Statement of Additional Information – June 1, 2013	Page 151

COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the funds in the last fiscal period.

Table 28. Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$253,750
Edward Boudreau	$258,750	(b)
Pamela Carlton	$243,750	(b)
William Carmichael	$243,750
Patricia Flynn	$266,250	(b)
William Hawkins	$258,750	(b)
R. Glenn Hilliard	$236,250	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher(c)	$161,250	(b)
John Nagorniak(c)	$140,000	(b)
Catherine James Paglia	$261,250	(b)
Leroy C. Richie	$256,250
Anthony Santomero	$233,750	(b)
Minor Shaw	$238,750	(b)
Alison Taunton-Rigby	$261,250	(b)

(a)	Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Mr. Santomero, Ms. Shaw and Ms. Taunton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $51,675, $103,500, $140,625, $66,188, $206,250, $65,217, $161,250, $42,000, $130,625, $15,000, $119,375 and $162,750, respectively. Amount deferred by fund is set forth in Table 29. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size, and, in doing so, they seek to set their compensation from the Fund at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chairman, are paid an annual retainer of $180,000 with respect to all funds in the Fund Family overseen by them. Additionally, the legacy RiverSource Fund Trustees each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”) based, in part, on the relative assets among the Closed-End Funds. The Independent Trustees also receive the following compensation from funds in the Fund Family other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending

Statement of Additional Information – June 1, 2013	Page 152

Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 29. Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending January 31
Capital Allocation Aggressive(b) — total	$605	$622	$550	$617	$561	$622	$567	$998	$361	$331	$586	$573	$562	$573	$586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Conservative(b) — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate(b) — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate Aggressive — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Capital Allocation Moderate Conservative — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Income Builder(b) — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
LifeGoal Growth — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
Masters International Equity — total	605	622	550	617	561	622	567	998	361	331	586	573	562	573	586
Deferred	0	124	220	0	317	174	494	146	361	99	293	0	37	287	366
For funds with fiscal period ending February 29
Equity Value(c) — total	1,441	1,131	1,358	1,101	1,422	1,131	1,034	2,689	1,282	1,034	1,424	1,440	1,078	1,034	1,450
Amount deferred	0	131	495	0	721	310	206	500	1,282	310	712	0	0	517	1,003
For funds with fiscal period ending April 30
Recovery and Infrastructure — total	1,492	1,453	1,437	1,413	1,489	1,453	1,371	2,823	1,353	1,371	1,481	1,508	1,394	1,388	1,513
Amount deferred	0	187	614	0	722	410	527	474	1,353	411	741	0	0	681	1,201
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro — total	686	717	658	694	686	717	679	1,224	622	679	663	694	693	687	689
Deferred	0	96	301	0	344	200	300	190	622	204	331	0	0	341	574
Absolute Return Enhanced Multi- Strategy — total	678	712	650	690	676	712	670	1,198	610	670	642	685	684	677	684
Deferred	0	93	300	0	344	200	271	190	610	201	321	0	0	335	580
Absolute Return Multi-Strategy — total	834	871	796	841	832	871	818	1,446	752	818	784	842	841	826	834
Deferred	0	112	369	0	454	246	313	232	752	245	392	0	0	411	715
Active Portfolios — Diversified Equity Income(d) — total	43	43	43	43	43	43	43	111	43	43	43	43	43	43	43
Deferred	0	8	17	0	21	11	43	11	43	13	21	0	0	21	26
CommodityStrategy(e) — total	445	451	420	431	451	451	437	782	396	437	426	451	451	444	426
Deferred	0	64	189	0	244	124	232	114	396	131	213	0	0	216	338
Diversified Equity Income(f) — total	5,538	5,803	5,307	5,628	5,518	5,803	5,456	9,785	4,993	5,456	5,391	5,591	5,584	5,510	5,580
Deferred	0	744	2,464	0	2,887	1,639	2,039	1,584	4,993	1,637	2,695	0	0	2,741	4,802
Dividend Opportunity(g) — total	3,812	3,980	3,654	3,852	3,824	3,980	3,801	6,898	3,472	3,801	3,681	3,864	3,860	3,855	3,826
Deferred	0	394	1,653	0	1,915	1,100	1,884	1,029	3,472	1,140	1,840	0	0	1,845	3,110
Flexible Capital Income(e) — total	445	451	421	432	452	451	439	798	397	439	428	452	451	446	428
Deferred	0	65	187	0	234	123	249	114	397	132	214	0	0	215	333
High Yield Bond — total	2,508	2,627	2,403	2,545	2,504	2,627	2,480	4,455	2,271	2,480	2,440	2,535	2,534	2,508	2,523
Deferred	0	344	1,107	0	2,353	737	1,019	704	2,271	744	1,220	0	0	1,238	2,136

Statement of Additional Information – June 1, 2013	Page 153

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher(a)	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Mid Cap Value Opportunity(f) — total	$3,010	$3,145	$2,875	$3,037	$3,002	$3,145	$2,955	$5,264	$2,721	$2,955	$2,939	$3,038	$3,036	$2,984	$3,012
Deferred	0	400	1,338	0	1,657	890	1,073	857	2,721	887	1,469	0	0	1,480	2,604
Multi-Advisor Small Cap Value — total	997	1,047	956	1,015	995	1,047	988	1,771	902	988	972	1,007	1,009	998	1,004
Deferred	0	136	442	0	517	294	395	282	902	296	486	0	0	492	855
Select Large-Cap Value(h) — total	1,169	1,224	1,120	1,186	1,167	1,224	1,156	2,076	1,057	1,156	1,132	1,181	1,181	1,169	1,176
Deferred	0	160	516	0	603	344	475	328	1,057	347	566	0	0	575	995
Select Smaller-Cap Value(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	342	954	312	515	0	0	519	903
Seligman Communications and Information(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	1,297	4,156	1,374	2,258	0	0	2,274	3,878
U.S. Government Mortgage — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	570	1,911	623	1,004	0	0	1,023	1,745
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond(i)	1,320	1,472	1,267	1,431	1,276	1,472	1,299	2,280	1,168	1,299	1,342	1,320	1,327	1,312	1,399
Deferred	0	216	562	0	622	399	745	318	1,168	390	671	0	0	649	1,080
Floating Rate	1,185	1,329	1,139	1,293	1,145	1,329	1,171	2,049	1,048	1,171	1,218	1,185	1,196	1,183	1,260
Deferred	0	193	507	0	565	361	653	289	1,048	351	609	0	0	586	982
Global Opportunities(j)	1,689	1,885	1,622	1,833	1,635	1,885	1,666	2,917	1,496	1,666	1,727	1,691	1,702	1,684	1,790
Deferred	0	275	721	0	818	512	944	411	1,496	500	863	0	0	833	1,389
Income Opportunities	3,177	3,567	3,048	3,463	3,066	3,567	3,135	5,491	2,817	3,135	3,266	3,175	3,202	3,170	3,374
Deferred	0	531	1,344	0	1,502	961	1,426	758	2,817	940	1,633	0	0	1,545	2,568
Inflation Protected Securities	1,205	1,350	1,157	1,313	1,165	1,350	1,190	2,077	1,065	1,190	1,222	1,206	1,216	1,203	1,279
Deferred	0	196	515	0	570	367	666	292	1,065	357	611	0	0	596	996
Large Core Quantitative	4,681	5,232	4,493	5,083	4,529	5,232	4,621	8,098	4,149	4,621	4,805	4,683	4,719	4,672	4,958
Deferred	0	769	1,991	0	2,222	1,416	2,684	1,138	4,149	1,386	2,403	0	0	2,295	3,818
Large Growth Quantitative(j)	1,305	1,456	1,253	1,416	1,263	1,456	1,287	2,254	1,154	1,287	1,334	1,306	1,315	1,301	1,382
Deferred	0	212	557	0	620	395	724	317	1,154	386	668	0	0	641	1,074
Large Value Quantitative(j)	923	1,031	887	1,003	894	1,031	912	1,596	816	912	943	924	932	922	978
Deferred	0	149	395	0	439	281	503	225	816	274	471	0	0	456	765
Limited Duration Credit	1,733	1,944	1,663	1,889	1,674	1,944	1,711	2,992	1,532	1,711	1,759	1,733	1,749	1,729	1,840
Deferred	0	287	736	0	814	526	999	416	1,532	513	879	0	0	854	1,161
Minnesota Tax-Exempt(k)	1,088	1,217	1,044	1,183	1,052	1,217	1,072	1,875	963	1,072	1,110	1,089	1,095	1,083	1,156
Deferred	0	179	463	0	513	829	620	260	963	322	555	0	0	534	890
Money Market	3,275	3,644	3,145	3,546	3,170	3,644	3,221	5,632	2,892	3,221	3,303	3,277	3,292	3,253	3,467
Deferred	0	483	1,270	0	1,426	932	1,599	765	2,892	894	1,537	0	0	1,508	2,577
For funds with fiscal period ending August 31
Marsico Flexible Capital — total	776	869	745	845	750	869	766	1,346	687	766	793	776	783	775	824
Amount deferred	0	131	326	0	375	233	487	174	687	230	397	0	0	387	617
For funds with fiscal period ending October 31
Absolute Return Currency and Income — total	713	769	676	739	699	769	694	1,257	625	624	720	714	718	702	720
Amount deferred	0	126	285	0	350	200	551	144	625	187	360	0	0	351	489
Asia Pacific ex-Japan — total	1,095	1,181	1,038	1,134	1,073	1,181	1,064	1,935	965	946	1,106	1,096	1,102	1,075	1,106
Amount deferred	0	195	436	0	537	306	853	223	965	284	553	0	0	538	748
Emerging Markets Bond — total	1,179	1,280	1,119	1,228	1,153	1,280	1,149	2,108	1,052	1,013	1,201	1,179	1,187	1,162	1,201
Amount deferred	0	215	466	0	576	330	964	236	1,052	304	601	0	0	581	793
European Equity — total	956	1,031	908	989	940	1,031	937	1,699	854	842	968	959	965	949	968
Amount deferred	0	172	379	0	470	266	776	192	854	253	484	0	0	474	645
Global Bond — total	900	967	855	929	883	967	874	1,592	789	784	908	901	904	883	908
Amount deferred	0	159	359	0	442	251	693	183	789	235	454	0	0	441	617
Global Equity — total	1,048	1,126	994	1,082	1,029	1,126	1,019	1,866	926	913	1,058	1,050	1,053	1,031	1,058
Amount deferred	0	186	417	0	514	292	824	213	926	274	529	0	0	515	713
Seligman Global Technology — total	1,213	501	1,045	510	1,074	459	468	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	398	940	84	396	0	0	139	311

(a)	Mr. Nagomiak ceased serving as a member of the Board effective September 2012. Mr. Maher ceased serving as a member of the Board effective October 2012.

(b)	The funds began paying Board compensation effective June 1, 2011.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

Statement of Additional Information – June 1, 2013	Page 154

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal period ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal period ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(i)	The fund changed its fiscal year end in 2012 from Nov. 30 to July 31. The information shown is for the period from Dec. 1, 2011 to July 31, 2012.

(j)	The fund changed its fiscal year end in 2012 from Sept. 30 to July 31. The information shown is for the period from Oct. 1, 2011 to July 31, 2012.

(k)	The fund changed its fiscal year end in 2012 from Aug. 31 to July 31. The information shown is for the period from Sept. 1, 2011 to July 31, 2012.

(l)	The fund changed its fiscal year end in 2012 from Oct. 31 to Aug. 31. The information shown is for the period from Nov. 1, 2011 to Aug. 31, 2012.

(m)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – June 1, 2013	Page 155

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of no more than 30 days prior to the date of the filing for each registration statement for the funds in the table, owned 5% or more of any class of a fund’s shares (Principal Holders) and those investors who owned 25% or more of a fund’s shares (all share classes taken together) (Control Persons). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 30. Control Persons and Principal Holders of Securities

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Capital Allocation Aggressive	American Enterprise Investment Svc FBO	Class A	27.80%	28.34%
	707 2nd Ave S	Class B	24.08%
	Minneapolis MN 55402-2405	Class C	39.50%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	64.88%	—
	Great West Trust Co Trst FBO Employee Benefits Clients 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	Class K	26.21%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	8.91%	—
	Frontier Trust Company FBO Boberg Engineering & Contracting PO Box 10758 Fargo ND 58106-0758	Class R	59.63%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	38.53%	—
	American Enterprise Investment Svc FBO 707 2nd Ave S Minneapolis MN 55402-2405	Class Z	6.05%	—
	Mary Ann Merling Cust Coretta L Merling Uniform Transfer To Minors Act-OH 312 N Lincoln St Wilmington OH 45177-1714	Class Z	5.36%	—
	Mary Ann Merling Cust Harrison D Merling Uniform Transfer To Minors Act-OH 312 N Lincoln St Wilmington OH 45177-1714	Class Z	22.03%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	10.49%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	11.80%	—
	TD Ameritrade Inc FEBO Our Clients Po Box 2226 Omaha NE 68103-2226	Class Z	11.55%	—

Statement of Additional Information – June 1, 2013	Page 156

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Conservative	American Enterprise Investment Svc FBO	Class A	22.64%	26.12%
	707 2nd Ave S	Class B	33.00%
	Minneapolis MN 55402-2405	Class C	45.03%
	First Clearing LLC Special Custody Acct for the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class C	5.68%	—
	Deborah Aleyne Lapeyre Barbara Tommie USDIN FBO Mulberry Technologies Inc 401 K 17 W Jefferson St Ste 207 Rockville MD 20850-4227	Class K	88.02%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	10.84%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	91.53%	—
	RiverSource Investments LLC Attn T Armbrustmacher & V Gehlhar Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R	5.50%	—
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	6.91%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	22.98%	—
	MG Trust Co Cust FBO Bank of America N A 700 17th St Ste 300 Denver CO 80202-3531	Class Z	10.89%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	15.45%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	11.19%	—
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Class Z	9.56%	—
	State Street Corporation FBO ADP Access 1 Lincoln St Boston MA 02111-2901	Class Z	5.50%	—

Statement of Additional Information – June 1, 2013	Page 157

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate	American Enterprise Investment Svc FBO	Class A	21.49%	—
	707 2nd Ave S	Class B	29.38%
	Minneapolis MN 55402-2405	Class C	47.51%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	51.40%	—
	Deborah Aleyne Lapeyre Barbara Tommie USDIN FBO Mulberry Technologies Inc 401 K Profit Sharing Plan & Trust 17 W Jefferson St Ste 207 Rockville MD 20850-4227	Class K	40.77%	—
	Frontier Trust Company FBO Maguire/Maguire Inc 401 K PS PLA PO Box 10758 Fargo ND 58106-0758	Class R	53.39%	—
	MG Trust Company Cust FBO Design Works International Inc 700 17th St Ste 300 Denver CO 80202-3531	Class R	43.41%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	7.83%	—
	MG Trust Company Cust FBO Huppins HI-FI Photo & Video Inc 700 17th St Ste 300 Denver CO 80202-3531	Class Z	9.54%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	42.62%	—
	State Street Bk & Tr IRA Richard F Cach 17665 NW Elk Run Dr Portland OR 97229-2158	Class Z	8.22%	—

Statement of Additional Information – June 1, 2013	Page 158

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate Aggressive	American Enterprise Investment Svc FBO	Class A	18.97%	—
	707 2nd Ave S	Class B	20.05%
	Minneapolis MN 55402-2405	Class C	28.39%
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	14.97%	—
	For the sole benefit of its customers	Class B	23.66%
	Attention Service Team	Class C	22.45%
	4800 Deer Lake Drive East 3rd Floor	Class T	22.47%
	Jacksonville FL 32246-6484	Class Z	41.75%
	Charles Schwab & Co Inc Cust A/C For the exclusive benefit Attention Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	83.15%	—
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	15.49%	—
	Charles Schwab Bank Cust Woodridge Clinic SC PS & 401K Plan 2423 E Lincoln Dr Phoenix AZ 85016-1215	Class R	8.98%	—
	Donald Blasland FBO PW Laboratories Inc 401K PSP 805 S Wheatley St Ste 600 Ridgeland MS 39157-5005	Class R	10.00%	—
	Frontier Trust Co FBO Brown & Jones Reporting 401K Plan PO Box 10758 Fargo ND 58106-0758	Class R	13.16%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Class R	5.15%	—
	MG Trust Company Cust. FBO CGR Products Inc. Employees’ Profit 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.76%	—
	MG Trust Company Cust. FBO Clinica Campesina Family Health Ser 717 17th St Ste 1300 Denver CO 80202-3304	Class R	5.48%	—
	MG Trust Company Cust. FBO Lincoln Provision, Inc. Employees’ 717 17th St Ste 1300 Denver CO 80202-3304	Class R	8.25%	—
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R4 Class R5	100.00% 100.00%	—
	Charles Schwab & Co Inc Special Custody Account For benefit of customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4151	Class Z	5.09%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	7.63%	—

Statement of Additional Information – June 1, 2013	Page 159

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate Conservative	American Enterprise Investment Svc FBO	Class A	20.99%	—
	707 2nd Ave S	Class B	29.98%
	Minneapolis MN 55402-2405	Class C	42.73%
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	7.63%	—
	For the sole benefit of its customers	Class B	11.94%
	Attention Service Team	Class C	11.10%
	4800 Deer Lake Drive East 3rd Floor	Class R	17.62%
	Jacksonville FL 32246-6484	Class Z	55.40%
	Columbia Mgmt Investment Advsr LLC Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	95.64%	—
	Frontier Trust Co FBO Bench International Search Inc 40 PO Box 10758 Fargo ND 58106-0758	Class R	12.19%	—
	Frontier Trust Company FBO McCallin Diversified Industries PO Box 10758 Fargo ND 58106-0758	Class R	8.18%	—
	MG Trust Company Cust. FBO Chernin Entertainment, LLC Employee 717 17th St Ste 1300 Denver CO 80202-3304	Class R	9.82%	—
	MG Trust Company Cust. FBO The Second City Inc 717 17th St Ste 1300 Denver CO 80202-3304	Class R	5.59%	—
	PAI Trust Company, Inc Michael J. Manole, DDS 401(K) P/S P 1300 Enterprise Dr De Pere WI 54115-4934	Class R	5.11%	—
	Columbia Mgmt Investment Advsr LLC	Class R4	100.00%	—
	Attn T Armbrustmacher & V Gehlhar 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R5	100.00%
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	9.35%	—

Statement of Additional Information – June 1, 2013	Page 160

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Income Builder	American Enterprise Investment Svc FBO	Class A	42.93%	44.06%
	707 2nd Ave S	Class B	50.56%
	Minneapolis MN 55402-2405	Class C	56.68%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	51.75%	—
	RiverSource Investments LLC Attn Tim Armbrustmacher 50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class K	48.25%	—
	Frontier Trust Company FBO PO Box 10758 Fargo ND 58106-0758	Class R	83.35%	—
	Frontier Trust Company FBO Platinum Bank 401 K Plan PO Box 10758 Fargo ND 58106-0758	Class R	5.39%	—
	Frontier Trust Company FBO Southern Eye Associates Ltd 401K PO Box 10758 Fargo ND 58106-0758	Class R	9.95%	—
	National Financial Services LLC FEBO Customers Mutual Funds 499 Washington Blvd Jersey City NJ 07310-2010	Class R4	97.24%	—
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	Class R5	54.45%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	Class R5	42.08%	—
	First Clearing LLC Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class Z	12.63%	—
	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Class Z	7.15%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc For the sole benefit of its customers Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	Class Z	17.00%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class Z	23.35%	—
	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty Street 1WFC New York NY 10281-1003	Class Z	5.84%	—
	Raymond James FBO Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	Class Z	15.96%	—

Statement of Additional Information – June 1, 2013	Page 161

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Lifegoal Growth	American Enterprise Investment Svc FBO	Class A	14.81%	—
	707 2nd Ave S	Class B	10.71%
	Minneapolis MN 55402-2405	Class C	12.75%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Class K	89.80%	—
	Columbia Mgmt Investment Advsr LLC	Class K	10.20%	—
	Attn T Armbrustmacher & V Gehlhar	Class R4	100.00%
	50807 Ameriprise Financial Ctr Minneapolis MN 55474-0508	Class R5	100.00%
	First Clearing LLC	Class C	6.41%	—
	Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class Z	6.72%
	Frontier Trust Co FBO Brown & Jones Reporting 401K Plan PO Box 10758 Fargo ND 58106-0758	Class R	13.24%	—
	Frontier Trust Co FBO Riverfront Steel 401K Plan 01307 PO Box 10758 Fargo ND 58106-0758	Class R	9.05%	—
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	Class R	11.59%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc	Class A	21.24%	26.13%
	For the sole benefit of its customers	Class B	30.47%
	Attention Service Team	Class C	28.36%
	4800 Deer Lake Drive East 3rd Floor	Class R	10.61%
	Jacksonville FL 32246-6484	Class Z	74.10%
	MG Trust Co Cust FBO Albert Frei & Sons Inc 401K Plan 700 17th St Ste 300 Denver CO 80202-3531	Class R	5.96%	—
	MG Trust Company Cust. FBO Clinica Campesina Family Health Ser 717 17th St Ste 1300 Denver CO 80202-3304	Class R	12.44%	—
	MG Trust Company Cust. FBO Lorton Stone, LLC Retirement Plan & 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.68%	—
	MG Trust Company Cust. FBO The Second City Inc 717 17th St Ste 1300 Denver CO 80202-3304	Class R	6.53%	—
	Wilmington Trust Risc As Agent FBO LCM Architects LLC Ret Plan PO Box 52129 Phoenix AZ 85072-2129	Class R	9.11%	—

Statement of Additional Information – June 1, 2013	Page 162

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percentage of Fund (if greater than 25%)
Masters International Equity	American Enterprise Investment Svc FBO	Class A	61.54%	27.33%
	707 2nd Ave S	Class B	17.51%
	Minneapolis MN 55402-2405	Class C	21.87%
	Counsel Trust DBA MATC FBO Prost Data Inc 401K PSP & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Class R	11.63%	—
	First Clearing LLC	Class B	12.67%	—
	Special Custody Acct For the exclusive benefit of customer 2801 Market St Saint Louis MO 63103-2523	Class C	8.80%
	Merrill Lynch Pierce Fenner & Smith	Class A	14.72%	49.77%
	For the sole benefit of it customer	Class B	41.53%
	4800 Deer Lake Dr E	Class C	22.74%
	Jacksonville FL 32246-6484	Class R	14.85%
		Class Z	84.81%
	MG Trust Co Cust FBO Bhava Communications Inc 401K 700 17th St Ste 300 Denver CO 80202-3531	Class R	66.71%	—
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City NJ 07311	Class C	13.15%	—
	Pershing LLC	Class B	6.09%	—
	1 Pershing Plaza	Class C	7.92%
	Jersey City NJ 07399-0002	Class Z	5.10%

Statement of Additional Information – June 1, 2013	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Equity Value	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Recovery and Infrastructure	Columbia Management	Class I	100.00%	—
		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – June 1, 2013	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
Absolute Return Emerging	Columbia Management	Class B	100.00%	69.53%	(a)
Markets Macro		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Capital Allocation Aggressive Portfolio	Class I	14.47%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.41%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Absolute Return Enhanced Multi-Strategy	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.03%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – June 1, 2013	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Absolute Return Multi-Strategy	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	26.74%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	6.58%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
Active Portfolios — Diversifed Equity Income	American Enterprise Investment SVC	Class A	100%	100%
Commodity Strategy	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – June 1, 2013	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – June 1, 2013	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Dividend Opportunity	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Flexible Capital	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	7.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – June 1, 2013	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
High Yield Bond	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – June 1, 2013	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	22.00%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – June 1, 2013	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – June 1, 2013	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Select Large-Cap Value	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	29.80%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.76%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Select Smaller-Cap Value	Columbia Capital Allocation Moderate Portfolio	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – June 1, 2013	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Seligman Communications	Columbia Management	Class I	100.00%	—
and Information		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – June 1, 2013	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
U.S. Government Mortgage	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	9.77%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For funds with fiscal period ending July 31
AMT-Free Tax-Exempt	American Enterprise Investment SVC	Class A	9.74%	—
		Class B	16.01%
		Class C	30.77%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.68%	—
	LPL Financial	Class Z	25.36%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	15.20%	—
	First Clearing LLC	Class Z	6.26%	—

Statement of Additional Information – June 1, 2013	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Floating Rate	Columbia Management	Class K	9.08%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	99.99%	—
	American Enterprise Investment SVC	Class A	42.21%	31.22%
		Class B	31.14%
		Class C	29.51%
	Charles Schwab	Class A	5.45%	—
		Class K	47.06%
		Class Z	9.63%
	MLP Fenner & Smith Inc.	Class C	10.02%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class R	21.04%	—
		Class Z	7.82%
	UBS WM USA , Weehawkin, NJ	Class C	7.19%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	6.12%	—
		Class Z	21.31%	—
	First Clearing LLC	Class C	5.42%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class K	43.86%	—
	Frontier Trust Co. FBO Clear View Architectural Metal, Fargo, ND	Class R	45.37%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	29.29%	—
	Corepointe Insurance Company, Birmingham, MI	Class Z	30.91%	—
	Mitra & Co. FBO NG, Milwaukee, WI	Class Z	11.21%	—
Global Opportunities	Columbia Management	Class R	100.00%	—
	American Enterprise Investment SVC	Class A	17.16%	—
		Class B	31.97%
		Class C	43.98%
	First Clearing LLC, St. Louis, MO	Class K	11.52%	—
		Class Z	22.49%
	Charles Schwab	Class K	88.48%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	22.26%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	20.68%	—
	Pershing LLC	Class Z	11.10%	—
	State Street Bk & Tr IRA William T. Gerlesits, Wheaton, IL	Class Z	8.43%	—

Statement of Additional Information – June 1, 2013	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Income Opportunities	Columbia Capital Allocation Aggressive Portfolio	Class I	5.51%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	19.95%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.24%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.09%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	9.87%	—
	Columbia Thermostat Fund	Class I	36.15%	—
	American Enterprise Investment SVC	Class A	51.49%	—
		Class B	24.18%
		Class C	32.46%
		Class W	99.98%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	5.05%	—
		Class C	7.07%
	MLP Fenner & Smith Inc.	Class A	5.06%	—
		Class B	20.14%
		Class C	12.40%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Y	99.98%	31.97%
		Class Z	69.94%
	First Clearing LLC	Class B	6.05%	—
		Class C	6.05%
	UBS WM USA , Weehawkin, NJ	Class C	5.36%	—
	FIIOC FBO Buffet Partners LP Employees	Class R	37.35%	—
	FIIOC FBO Hagelin & Company Inc. 401K Plan,	Class R	19.51%	—
	SMC Consulting Engineers P C TTEE	Class R	22.57%	—
	Frontier Trust Co. FBO Sheedy Drayage Co. 401K, Fargo, ND	Class R	8.43%	—
	Orchard Trust Company Trst FBO, Greenwood Village, CO	Class K	86.54%	—
	Charles Schwab	Class K	12.93%	—

Statement of Additional Information – June 1, 2013	Page 176

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Inflation Protected Securities	Columbia Income Builder Fund	Class I	29.73%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	18.93%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	25.44%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.87%	—
	American Enterprise Investment SVC	Class A	34.66%	33.09%
		Class B	25.02%
		Class C	25.47%
		Class W	99.99%
	MLP Fenner & Smith Inc.	Class C	26.79%	—
		Class R	79.31%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	30.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	10.85%	—
	MG Trust Company FBO First Choice Automotive,	Class K	36.45%	—
	Denver, CO
	MG Trust Company FBO Law Offices of Rosemarie	Class K	30.41%	—
	Arnold, Denver, CO
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	13.86%	—
	MG Trust Company FBO Diamond Carpets Inc.,	Class K	11.36%	—
	Denver, CO
	State Street Bk & Tr IRA Joanne M. Lohne, Baltimore, OH	Class Z	14.58%	—
	State Street Bk & Tr IRA R.M. Nippell, Pasadena, CA	Class Z	5.40%	—
	LPL Financial	Class Z	11.58%	—
	First Clearing LLC	Class Z	5.05%	—

Statement of Additional Information – June 1, 2013	Page 177

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Large Core Quantitative	Columbia Capital Allocation Aggressive Portfolio	Class I	10.14%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	22.24%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	19.15%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.35%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	29.11%	—
	Columbia LifeGoal Growth Portfolio	Class I	5.52%	—
	American Enterprise Investment SVC	Class C	8.81%	—
		Class W	99.99%
	Frontier Trust Co. FBO Hospice Advantage 401K, Fargo, ND	Class R	9.81%	—
	Frontier Trust Co. FBO EFK Moen 401K, Fargo, ND	Class R	9.14%	—
	Frontier Trust Co. FBO Financial Network Audit, LLC 401K, Fargo, ND	Class R	7.31%	—
	Frontier Trust Co. FBO Macarthur Obgyn Management LLC 401K, Fargo, ND	Class R	6.97%	—
	MLP Fenner & Smith	Class C	5.61%	—
		Class R	35.42%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	37.18%
	Wells Fargo Bank	Class K	94.36%	—
		Class R5	99.79%	—
	First Clearing LLC, St. Louis, MO	Class Z	31.57%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	19.69%	—
Large Growth Quantitative	Columbia Management	Class R	100.00%	28.92%	(a)
	Columbia Capital Allocation Aggressive Portfolio	Class I	8.63%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	23.55%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.13%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.19%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	11.02%	—
	Columbia LifeGoal Growth Portfolio	Class I	21.50%	—
	American Enterprise Investment SVC	Class A	75.93%	55.27%
		Class B	8.82%
		Class C	10.67%
		Class W	99.99%
	MLP Fenner & Smith	Class C	35.52%	—
	National Financial Serives LLC FBO Customers, New York, NY	Class A	10.91%	—
	Raymond James FBO Omnibus, St. Petersburg, FL	Class C	6.39%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	48.18%	—
	UMB Bank NA Cust FBO Planmember, Carpinteria, CA	Class Z	16.75%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	7.97%	—
	State Street Bk & Tr Rollover IRA Paul Schacht,	Class Z	7.48%	—
	Palm Bch Gdns, FL

Statement of Additional Information – June 1, 2013	Page 178

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Large Value Quantitative	Columbia Management	Class K	100.00%	—
		Class R	100.00%
	Columbia Income Builder Fund	Class I	62.30%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	32.62%	—
	American Enterprise Investment SVC	Class A	19.48%	—
		Class B	19.76%
		Class C	8.06%
		Class W	99.99%
	MLP Fenner & Smith	Class A	9.90%	—
		Class C	19.83%
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class B	14.00%	—
		Class T	15.01%
		Class Z	90.47%
	Pershing LLC	Class A	5.95%	—
		Class C	5.47%
	National Financial Serives LLC FBO Customers, New York, NY	Class A	14.72%	—
	First Clearing LLC	Class B	9.03%	—
		Class C	5.40%
	Charles Schwab	Class B	5.23%	—
	UBS WM USA	Class C	20.03%	—
Limited Duration Credit	Columbia Capital Allocation Conservative Portfolio	Class I	15.86%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	21.25%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.88%	—
	Columbia Income Builder Fund	Class I	20.81%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	15.03%	—
	American Enterprise Investment SVC	Class A	58.96%	41.39%
		Class B	24.65%
		Class C	43.95%
		Class W	99.98%
	MLP Fenner & Smith	Class C	7.32%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	21.54%	—
	UBS WM USA , Weehawkin, NJ	Class C	5.66%	—
	First Clearing LLC, St. Louis, MO	Class C	6.87%	—
		Class Z	7.64%
	Charles Schwab	Class K	99.37%	—
	National Financial Services LLC FEBO Customers	Class Z	24.92%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	18.10%	—
	LPL Financial, San Diego, CA	Class Z	6.05%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	5.12%	—
Minnesota Tax-Exempt	American Enterprise Investment SVC	Class A	16.49%	—
		Class B	24.46%
		Class C	42.33%
	First Clearing LLC, St. Louis, MO	Class Z	43.58%	—
	Merrill Lynch, Pierce, Fenner & Smith Inc.	Class Z	14.32%	—
	LPL Financial, San Diego, CA	Class Z	12.77%	—
	TD Ameritrade Inc. FEBO Clients, Omaha, NE	Class Z	10.87%	—
	Pershing LLC	Class Z	8.79%	—

Statement of Additional Information – June 1, 2013	Page 179

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Money Market	Columbia Income Builder Fund	Class I	98.03%	—
	American Enterprise Investment SVC	Class C	11.81%	—
		Class W	99.77%
	First Clearing LLC, St. Louis, MO	Class C	11.09%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	5.27%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	80.97%	—
	MG Trust Company FBO Parrish $ Gwinn Insurance Group, Denver, CO	Class R	15.43%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	48.25%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	32.40%	—
	Thomas Crandall FBO National Frost Inc. 401K,	Class R5	5.54%	—
	E. Rochester, NY
	Bank of America NA FBO CGSC Capital Inc.,	Class Z	25.96%	—
	Wells Fargo Bank	Class Z	21.99%	—
	JPMCB NA as Custodian for the SC529 Plan Columbia Legacy Capital, Dallas, TX	Class Z	8.48%	—
	JPMCB NA as Custodian for the SC529 Plan FS Legacy Capital Preservation, Dallas, TX	Class Z	5.28%	—
Funds with fiscal period ending August 31
Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R5	100.00%
	American Enterprise Investment SVC	Class A	81.12%
		Class C	46.91%	—
	UBS WM USA, Weehawken, NJ	Class C	11.68%	—
	Raymond James	Class C	11.45%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class C	8.23%	—
	Enviroservices & Training Center TTE, Greenwood Vlg, CO	Class R	60.20%	—
	Frontier Trust Company FBO, Fargo, ND	Class R	38.52%	—
	Charles Schwab	Class Z	67.93%	—
	LPL Financial, San Diego, CA	Class Z	22.25%	—

Statement of Additional Information – June 1, 2013	Page 180

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending October 31
Absolute Return Currency and Income	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	41.65%	46.52%	(a)
	Columbia Capital Allocation Moderate Conservative Portfolio	Class I	6.29%	—
	Columbia Income Builder Fund	Class I	46.61%	—
	American Enterprise Investment SVC	Class A	49.70%	26.57%
		Class B	25.15%
		Class C	32.48%
		Class W	99.96%
	American Enterprise Investment SVCS	Class B	14.83%	—
	MLP Fenner & Smith	Class C	21.04%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	51.11%	—
	Morgan Stanley Smith Barney	Class C	10.84%	—
		Class Z	15.24%
	First Clearing	Class C	7.94%	—
	National Financial Services LLC, New York, NY	Class C	5.56%	—
		Class Z	24.04%
Asia Pacific ex-Japan	Columbia Management	Class I	100.00%	—
		Class Z	26.06%
	American Enterprise Investment SVC	Class A	25.94%	—
	LPL Financial	Class A	64.05%	—
	Christopher A. & Wendy E. Thompson, San Jose, CA	Class C	18.89%	—
	Alan J. & Marilyn K. Pinnick, Indianapolis, IN	Class C	17.71%	—
	State Street Bank & Trust, IRA Kevin J. Puzio, Indianapolis, IN	Class C	15.01%	—
	Robert J. & Gale R. Hummel, Noblesville, IN	Class C	13.37%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki, San Carlos, CA	Class C	8.74%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran, Union City, CA	Class C	7.87%	—
	State Street Bank & Trust, Rika Inada, Sunnyvale, CA	Class C	5.34%	—
	Westmeyer Dental Inc. TTEE FBO 401K, Greenwood Vlg, CO	Class R	36.45%	—
	MG Trust Company FBO Superior Construction Co. Inc., Denver, CO	Class R	31.65%	—
	Capital Bank & Trust Co. FBO Everett Gaskins Hancock LLP 401K, Greenwood Vlg, CO	Class R	16.94%	—
	Frontier Trust Company FBO Bone Dry Roofing 401K Plan, Fargo, ND	Class R	5.93%	—
	Stifel Nicolaus & Co. Inc., St. Louis, MO	Class Z	32.93%	—
	State Street Bank & Trust, IRA Patricia M. Daly, Church Falls, VA	Class Z	19.67%	—
	Leyland A. Noble, Danbury, CT	Class Z	11.96%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	7.70%	—

Statement of Additional Information – June 1, 2013	Page 181

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Emerging Markets Bond	Columbia Management	Class K	16.93%	—
		Class Y	100.00%
	Columbia Income Builder Fund	Class I	28.34%	—
	Columbia Capital Allocation Moderate Portfolio	Class I	18.72%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.20%	—
	Columbia Capital Allocation Moderate Aggressive Portfolio	Class I	12.62%	—
	Columbia Capital Allocation Conservative Portfolio	Class I	10.58%	—
	Columbia Portfolio Builder Moderate Agressive Fund	Class I	7.01%	—
	American Enterprise Investment SVC	Class A	39.73%	25.02%
		Class B	28.79%
		Class C	9.89%
		Class W	99.98%
	Pershing LLC	Class A	11.92%	—
		Class C	5.75%
		Class Z	5.87%
	UBS WM USA	Class A	6.65%	—
		Class C	7.37%
	MLP Fenner & Smith	Class C	17.68%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class R	75.12%	—
		Class Z	9.70%
	First Clearing LLC	Class C	13.63%	—
		Class K	10.46%
		Class Z	7.92%
	Raymond James	Class C	7.56%	—
		Class Z	5.10%
	Morgan Stanley Smith Barney	Class C	17.26%	—
		Class Z	8.25%
	Charles Schwab	Class K	56.86%	—
		Class R5	97.53%
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	15.75%	—
	Safety National Casualty Corp., St. Louis, MO	Class Z	19.01%	—
	National Financial Services LLC, New York, NY	Class Z	12.02%	—
	LPL Financial	Class Z	5.98%	—

Statement of Additional Information – June 1, 2013	Page 182

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
European Equity	Columbia Management	Class K	23.17%	62.52%	(a)
		Class W	100.00%
	Columbia Capital Allocation Moderate Portfolio	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	27.72%	—
	Columbia Capital Allocation Aggressive Portfolio	Class I	18.46%	—
	Columbia Masters Intenational Equity Portfolio	Class I	11.82%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	JPMCB NA Cust for SC 529 Plan Columbia Growth 529 Portfolio, Dallas, TX	Class Z	25.77%	—
	JPMCB NA Cust for SC 529 Plan Columbia Aggressive Growth 529 Portfolio, Dallas, TX	Class Z	24.31%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate Growth 529 Portfolio, Dallas, TX	Class Z	23.98%	—
	JPMCB NA Cust for SC 529 Plan Columbia Moderate 529 Portfolio, Dallas, TX	Class Z	18.63%	—
	American Enterprise Investment SVC	Class A	21.19%	—
		Class B	21.19%
		Class C	18.21%
	Charles Schwab	Class A	5.09%	—
		Class K	12.49%
	MLP Fenner & Smith	Class C	36.19%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	64.34%	—
Global Bond	Columbia Management	Class I	100.00%	—
		Class R	99.98%
		Class Y	100.00%
	American Enterprise Investment SVC	Class A	25.09%	34.28%
		Class B	28.89%
		Class C	28.12%
		Class W	99.98%
	Charles Schwab	Class K	27.44%	—
	First Clearing LLC	Class C	5.95%	—
		Class K	29.50%
		Class Z	12.32%
	Micheal Gallina FBO Manns Jewelers Inc. 401K	Class K	18.48%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	16.68%	—
	Pershing LLC	Class Z	52.99%	—
	National Financial Services LLC, New York, NY	Class Z	13.55%	—
	Morgan Stanley Smith Barney	Class Z	10.61%	—

Statement of Additional Information – June 1, 2013	Page 183

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Global Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	American Enterprise Investment SVC	Class A	12.86%	—
		Class B	19.19%
		Class C	9.01%
	MLP Fenner & Smith	Class C	17.25%	—
		Class R	33.00%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	28.46%	—
	First Clearing LLC	Class C	8.92%	—
		Class Z	6.79%
	UBS WM USA	Class C	6.18%	—
	Morgan Stanley Smith Barney	Class C	5.48%	—
		Class Z	12.31%
	Wells Fargo Bank FBO	Class K	98.86%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	24.27%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	17.59%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K	Class R	15.79%	—
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	6.23%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology	Class Z	26.03%	—
	Pershing LLC	Class Z	5.45%	—
Seligman Global	Columbia Management	Class I	100.00%	—
Technology		Class R4	100.00%
		Class R5	14.73%
	American Enterprise Investment SVC	Class A	12.62%	—
		Class B	9.56%
	MLP Fenner & Smith	Class A	7.30%	—
		Class C	18.78%
		Class R	14.88%
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	59.89%	—
	First Clearing LLC	Class C	7.77%
		Class Z	7.82%
	UBS WM USA	Class C	7.32%	—
	Raymond James, St. Petersburg, FL	Class C	6.93%	—
	Pershing LLC	Class C	6.39%	—
	Morgan Stanley Smith Barney	Class C	9.30%	—
		Class Z	21.45%
	TD Ameritrade Trust Company, Denver, CO	Class R	5.13%	—
	Charles Schwab	Class K	74.37%	—
	Frontier Trust Company FBO Chalet Dental Care 401K, Fargo, ND	Class K	15.68%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	50.44%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	54.24%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	31.03%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

Statement of Additional Information – June 1, 2013	Page 184

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – June 1, 2013	Page 185

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Floating Rate:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – June 1, 2013	Page 186

Independent Registered Public Accounting Firm

The financial statements for the fiscal year ended August 31, 2012 or later, and for Capital Allocation Moderate Aggressive, Capital Allocation Moderate Conservative, LifeGoal Growth and Masters International Equity, the last five fiscal periods, contained in each fund’s Annual Report were audited by the independent registered public accounting firm, PricewaterhouseCoopers LLP, located at 225 South Sixth Street, Minneapolis, MN 55402. The financial statements for all funds except Capital Allocation Moderate Aggressive, Capital Allocation Moderate Conservative, LifeGoal Growth and Masters International Equity for periods ended on or before July 31, 2012 were audited by Ernst & Young LLP, the fund’s former auditors. The financial statements for Columbia Seligman Global Technology Fund for the fiscal year ended Dec. 31, 2008 were audited by a different independent registered public accounting firm. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

Statement of Additional Information – June 1, 2013	Page 187

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Statement of Additional Information – June 1, 2013	A-1

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Statement of Additional Information – June 1, 2013	A-2

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Statement of Additional Information – June 1, 2013	A-3

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – June 1, 2013	A-5

Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – June 1, 2013	B-1

Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

Effective January 1, 2012

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

Statement of Additional Information – June 1, 2013	C-1

Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

Statement of Additional Information – June 1, 2013	C-2

Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

Statement of Additional Information – June 1, 2013	C-3

Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Statement of Additional Information – June 1, 2013	C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Statement of Additional Information – June 1, 2013	C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Statement of Additional Information – June 1, 2013	C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Statement of Additional Information – June 1, 2013	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Statement of Additional Information – June 1, 2013	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – June 1, 2013	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – June 1, 2013	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – June 1, 2013	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – June 1, 2013	C-12

Appendix D

Sales Charge Waivers

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – June 1, 2013	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Capital Allocation Moderate Aggressive Portfolio (formerly known as Columbia LifeGoal® Balanced Growth Portfolio)

Columbia Capital Allocation Moderate Conservative Portfolio (formerly known as Columbia LifeGoal® Income and Growth Portfolio)

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Dividend Opportunity Fund (formerly known as Columbia Strategic Investor Fund)

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – June 1, 2013	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Capital Allocation Aggressive Portfolio (formerly known as Columbia Portfolio Builder Aggressive Fund and as RiverSource Portfolio Builder Aggressive Fund)

Columbia Capital Allocation Conservative Portfolio (formerly known as Columbia Portfolio Builder Conservative Fund and as RiverSource Portfolio Builder Conservative Fund)

Columbia Capital Allocation Moderate Portfolio (formerly known as Columbia Portfolio Builder Moderate Fund and as RiverSource Portfolio Builder Moderate Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Opportunities Fund (formerly known as Columbia Strategic Allocation Fund and as RiverSource Strategic Allocation Fund)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – June 1, 2013	F-1

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Front-End Sales Charge Reductions – Accounts Eligible for Aggregation

The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:

•	Individual or joint accounts;

•

Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

The following accounts are not eligible for account value aggregation:

•

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class K, Class R, Class R4, Class R5 and/or Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts;

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010; and

•

Direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares. (Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for letter of intent purposes.)

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

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•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•

Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In the Distributor’s discretion, on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a fund for Class A shares of the fund.

The following categories of investors may buy Class A shares of Legacy RiverSource Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•

Participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the Distributor, after December 31, 2009.

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund[2];

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries and;

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper.

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

[2]	The ability to invest dividend and capital gain distributions from one fund to another fund may not be available to accounts held at all selling Agents.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the

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Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for purposes of calculating the CDSC on Class B shares of Legacy RiverSource Funds purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made.

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Shareholders won’t pay a CDSC on redemption of Class B or Class F shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B or Class F shares purchased prior to September 7, 2010:

•	Shares redeemed by health savings accounts sponsored by third party platforms.*

•	Shares redeemed for medical payments that exceed 7.5% of income.*

•	Shares redeemed to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

Redemptions of shares pursuant to a Systematic Withdrawal Plan (SWP) established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Statement of Additional Information – June 1, 2013	S-3

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	Shares redeemed in connection with loans from qualified retirement plans to shareholders.*

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

Below are additional categories of CDSC waivers for Class B and Class F shares of Legacy Columbia Funds purchased prior to September 7, 2010:

•

Shares redeemed in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of 59½.**

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the Fund shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Shareholders won’t pay a CDSC on the following categories of redemptions of Class B shares of Legacy RiverSource Funds:

•

Redemptions of Class B shares of Legacy RiverSource Funds held in investment-only accounts (i.e., accounts for which Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•

Redemptions of Class B shares of Legacy RiverSource Funds held in individual retirement accounts or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is (i) at least 59½ years old and taking a retirement distribution (if the sale is part of a transfer to an individual retirement account or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived* or (ii) selling under an approved substantially equal periodic payment arrangement.

•

Class B shares of Legacy RiverSource Funds held in individual retirement accounts and certain qualified plans where an Ameriprise Financial affiliate acts as selling agent that were purchased prior to September 7, 2010 and sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the IRS). The Distributor, in its discretion, may grant a waiver to accounts held directly with the Transfer Agent or held at other selling agents under similar circumstances. **

*	You must notify the Fund or the Transfer Agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the Transfer Agent.

**	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any

Statement of Additional Information – June 1, 2013	S-4

employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

As described in the prospectuses offering Class Z shares, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class A Shares of Active Portfolio Funds

The Active Portfolio Funds offer only Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. Class A shares of Active Portfolio Funds are not subject to any front-end sales charge or contingent deferred sales charge.

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Additional Information About Class R Eligibility

Class R shares are available only to eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the transfer agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Additional Information About Class R4 Eligibility

Class R4 shares are available only to (i) omnibus retirement plans, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R4 eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans and (vi) health savings accounts.

Additional Information About Class Z Closing

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Z account with a Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. The distributor may, in its sole discretion, delay the funding requirement described above to allow an omnibus retirement plan that opened a Class Z account (the initial Class Z account) with a Fund as of the close of business on March 28, 2013 to make additional purchases of Class Z shares, open new Class Z accounts and add new participants after March 28, 2013 so long as the initial Class Z account is funded by July 2, 2013.

New Minimum Initial Investment Amount for Class R5

A minimum initial investment of $100,000 applies to purchases of Class R5 shares of a Fund for accounts of any registered investment adviser that clears Fund share transactions for their client or customer accounts through designated selling agents and their mutual fund trading platforms that have been granted specific written authorization from the transfer agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements. There is no minimum initial investment in Class R5 shares for omnibus retirement plans.

Additional Eligible Investors

The Distributor, in its sole discretion, may accept investments in any share class of a Fund from investors other than those listed above and the Fund’s prospectus(es).

Additional Information About Minimum Initial Investments

The distributor, in its sole discretion, may also waive minimum initial investment requirements, including without limitation the requirement for omnibus retirement plans with plan assets of less than $10 million to invest $500,000 or more in Class Y shares of a Fund. Minimum investment and related requirements may be modified at any time, with or without prior notice.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

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Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Additional Information about Systematic Withdrawal Plans

Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.

To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

SAI915_00_001_(06/13)

Statement of Additional Information – June 1, 2013	S-7